EXHIBIT 10.16


          ______________________________________________



                        OPERATING AGREEMENT



                                OF



                 AMERICAN TRANSMISSION COMPANY LLC





          ______________________________________________







                    Dated as of January 1, 2001
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                                                            TABLE OF CONTENTS
                                                                                                                       Page
                                                                                                                       ----

ARTICLE I DEFINITIONS....................................................................................................1

    SECTION 1.1         Definitions......................................................................................1

ARTICLE II FORMATION OF COMPANY.........................................................................................12

    SECTION 2.1         Name, Office, Registered Agent and Continuance..................................................12
    SECTION 2.2         Governing Law...................................................................................13
    SECTION 2.3         Purpose.........................................................................................13
    SECTION 2.4         Powers..........................................................................................14
    SECTION 2.5         Restrictions....................................................................................14
    SECTION 2.6         Term............................................................................................15
    SECTION 2.7         Adequacy........................................................................................15
    SECTION 2.8         Operating Protocols.............................................................................16

ARTICLE III MEMBERS AND CAPITAL CONTRIBUTIONS...........................................................................16

    SECTION 3.1         Members and Schedule A..........................................................................16
    SECTION 3.2         Initial Capital Contributions...................................................................16
    SECTION 3.3         Additional Members by Right.....................................................................17
    SECTION 3.4         Pre-emptive Rights..............................................................................18
    SECTION 3.5         Contribution of Additional Transmission Assets..................................................19
    SECTION 3.6         Voluntary Additional Capital Contributions......................................................20
    SECTION 3.7         Issuance to Corporate Manager...................................................................21
    SECTION 3.8         Adjustment of Tax-Exempt Members' Capital.......................................................23
    SECTION 3.9         Capital Accounts................................................................................24
    SECTION 3.10        Initial Debt Financing..........................................................................25
    SECTION 3.11        No Interest.....................................................................................25
    SECTION 3.12        No Third Party Beneficiary......................................................................25
    SECTION 3.13        Membership Units as Securities..................................................................26
    SECTION 3.14        Month-End Convention............................................................................26

ARTICLE IV RIGHTS, OBLIGATIONS AND POWERS OF THE CORPORATE MANAGER......................................................26

    SECTION 4.1         Management of the Company.......................................................................26
    SECTION 4.2         Authority of Corporate Manager..................................................................27
    SECTION 4.3         Indemnification and Exculpation of Indemnitees..................................................27
    SECTION 4.4         Liability of the Corporate Manager..............................................................28
    SECTION 4.5         Corporate Expenses and Administrative Expenses..................................................29
    SECTION 4.6         Outside Activities..............................................................................30
    SECTION 4.7         Title to Company Assets.........................................................................30

ARTICLE V ACCOUNTING, TAX AND FISCAL MATTERS............................................................................30

    SECTION 5.1         Fiscal and Taxable Year.........................................................................30
    SECTION 5.2         Books...........................................................................................30
    SECTION 5.3         Records.........................................................................................30
    SECTION 5.4         Company Funds...................................................................................31
    SECTION 5.5         Tax Returns.....................................................................................31
    SECTION 5.6         Tax Elections...................................................................................32
    SECTION 5.7         Tax Matters, Tax Elections and Special Basis Adjustments........................................32
    SECTION 5.8         Access to Records...............................................................................32

ARTICLE VI ALLOCATIONS AND DISTRIBUTIONS................................................................................33

    SECTION 6.1         Allocations.....................................................................................33
    SECTION 6.2         Cash Available for Distribution.................................................................34
    SECTION 6.3         No Right to Distributions in Kind...............................................................36
    SECTION 6.4         Limitations on Distributions....................................................................36
    SECTION 6.5         Distributions Upon Liquidation..................................................................36
    SECTION 6.6         Substantial Economic Effect.....................................................................37
    SECTION 6.7         Quarter-End Convention..........................................................................37

ARTICLE VII CHANGES IN CORPORATE MANAGER................................................................................37

    SECTION 7.1         Transfer of the Corporate Manager's Member Interest.............................................37
    SECTION 7.2         Admission of a Substitute or Additional Corporate Manager.......................................39
    SECTION 7.3         Effect of Bankruptcy, Withdrawal or Liquidation of the Corporate Manager........................39
    SECTION 7.4         Removal of a Corporate Manager..................................................................40

ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE NON-MANAGING MEMBERS.........................................................41

    SECTION 8.1         Management of the Company.......................................................................41
    SECTION 8.2         Power of Attorney...............................................................................41
    SECTION 8.3         Limitation on Liability of Non-Managing Members.................................................41
    SECTION 8.4         Redemption Right................................................................................41
    SECTION 8.5         Registration....................................................................................43

ARTICLE IX TRANSFER.....................................................................................................47

    SECTION 9.1         Purchase Not for Distribution...................................................................47
    SECTION 9.2         Restrictions on Transfer of Member Interests....................................................47
    SECTION 9.3         Permitted Transfers.............................................................................49
    SECTION 9.4         Admission of Substitute Member..................................................................49
    SECTION 9.5         Rights of Assignees of Members Interests........................................................50
    SECTION 9.6         Effect of Bankruptcy or Termination of a Non-Managing Member....................................51
    SECTION 9.7         Month-End Convention............................................................................51

ARTICLE X AMENDMENTS; MERGER............................................................................................51

    SECTION 10.1        Amendments......................................................................................51
    SECTION 10.2        Merger..........................................................................................52

ARTICLE XI MISCELLANEOUS................................................................................................52

    SECTION 11.1        Notices.........................................................................................52
    SECTION 11.2        Entire Agreement................................................................................52
    SECTION 11.3        Interpretation and Construction.................................................................52
    SECTION 11.4        Counterparts....................................................................................53
    SECTION 11.5        Binding on Successors...........................................................................53
    SECTION 11.6        Severability....................................................................................53
    SECTION 11.7        Rights and Remedies.............................................................................53
    SECTION 11.8        Economic Benefit................................................................................53



                                                        Schedules and Exhibits

Schedule A List of Members and Member Units
Schedule B Illustrative TEIA Calculations
Schedule C 1999 Load Ratio Shares

Exhibit A  Notice of Exercise of Redemption Right
Exhibit B  Dispute Resolution Provisions

                 AMERICAN TRANSMISSION COMPANY LLC

                        OPERATING AGREEMENT

      THIS OPERATING AGREEMENT of AMERICAN TRANSMISSION COMPANY LLC, a Wisconsin limited liability company (the "Company"), is made and entered into as of January 1, 2001, by and among the parties listed on Schedule A, for the regulation of the affairs and conduct of the Company and certain relationships with and among its Members.

                             RECITALS

      1. 1999 Wisconsin Act 9 includes provisions commonly referred to as the Reliability 2000 Legislation, which authorized the organization of a new company to provide electric transmission service.

      2. Pursuant to the provisions of the Reliability 2000 Legislation, electric transmission utilities were authorized to contribute their transmission assets to such company, and certain other electric utilities were authorized to make cash contributions to such company.

      3.   The   initial   parties   listed  on   Schedule  A  have
                                                  -----------
determined to establish the Company for such purpose and have entered into this Operating Agreement to govern the affairs of the Company and certain relationships with and among its Members.

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1     Definitions.
                ------------

      In addition to the definitions contained in this Agreement, the following terms used herein shall have the following meanings assigned to them.

      "Act" means the Wisconsin Limited Liability Company Act, Chapter 183 of the Wisconsin Statutes, as amended from time to time.

      "Additional Securities" means any additional Corporate Shares (other than Corporate Shares issued in connection with an exchange pursuant to Section 8.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Corporate Shares, as set forth in Section 3.7(a)(ii).

      "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Company, (ii) those administrative costs and expenses of the Corporate Manager, including any salaries or other payments to directors, officers or employees of the Corporate Manager, and any accounting and legal expenses of the Corporate Manager, which expenses, the Members have agreed, are expenses of the Company and not the Corporate Manager, and (iii) to the extent not included in clause
(ii) above, Corporate Expenses.

      "Affiliate" means, with respect to any Person:

      (a) Any Person owning or holding directly or indirectly 5% or more of the voting securities of such Person;

      (b) Any Person in any chain of successive ownership of 5% or more of the voting securities of such Person;

      (c) Any corporation 5% or more of whose voting securities are owned by any Person owning 5% or more of the voting securities of such Person or by any Person in any chain of successive ownership of 5% or more of the voting securities of such Person;

      (d) Any Person who is an officer or director of such Person or of any corporation in any chain of successive ownership of 5% or more of the voting securities of such Person;

      (e) Any corporation operating a servicing organization for furnishing supervisory, construction, engineering, accounting, legal or similar services to such Person, which corporation has one or more officers or one or more directors in common with such Person, and any other corporation which has directors in common with such Person if the number of directors of the corporation is more than one-third of the total number of such Person's directors; or

      (f)  Any subsidiary of such Person.

      "Agreement" means this Operating Agreement, as it may be amended from time to time in accordance with its terms.

      "Article 8" means Article 8 of the Uniform Commercial Code as codified at Chapter 408 of the Wisconsin Statutes.

      "Asset  Contribution   Agreement"  means  any  of  the  asset
contribution agreements to be entered into between the Company and each of the Transmission Utilities, which agreements provide for the contribution of such Transmission Utility's Transmission Assets in exchange for Member Units.

      "Capital Account" has the meaning provided in Section 3.9.

      "Capital  Contributions" means the aggregate contributions by a Member to the  capital of the  Company as set forth on  Schedule A,
                                                          -----------
as amended from time to time.

      "Capital Event" means (i) any Company transaction that does not result in a carry-over of a Tax-Exempt Member's Capital Account, such as a liquidation of the Company, sale of all or substantially all of its assets or a merger of the Company into a corporation, (ii) the sale of all or a portion of the Units held by a Tax-Exempt Member to a Member that directly or indirectly is a Person whose share of taxable income or loss of the Company is subject to tax under Code Section 11, (iii) the exchange of all or a portion of the Units held by a Tax-Exempt Member for Corporate Shares, (iv) any change of more than 20% of the total Tax-Exempt Members' Percentage Interests, or (v) any other event or occurrence where the adjustment of Tax-Exempt Member's capital pursuant to Section 3.8 is no longer necessary to prevent diminution of the non-Tax-Exempt Members' returns on the equity portion of the rate base in the rate-making process.

      "Cash Amount" means an amount of cash per Member Unit equal to the Value of the Corporate Shares Amount on the date of receipt by the Corporate Manager of a Notice of Redemption.

      "Cash Available for Distribution" shall mean, for any period, the excess, if any, of (i) the cash receipts of the Company (other than from (A) the Initial Financing, (B) financing pursuant to Section 3.5(d), or (C) a Terminating Capital Transaction), receipts from the sale, exchange or other disposition of Company assets, and amounts withdrawn from
Reserves, over (ii) disbursements of cash by the Company (other than distributions to Members and amounts paid with receipts from
(A) the Initial Financing, (B) financing pursuant to Section 3.5(d), or (C) a Terminating Capital Transaction), including the payment of operating expenses, debt service on loans, capital expenditures, and amounts set aside for Reserves. The foregoing amounts are intended not to exceed "operating cash flow distributions," as defined in Section 1.707-4(b) of the Regulations.

      "Chapter 196" means Chapter 196 of the Wisconsin Statutes, Regulation of Public Utilities.

      "Charter" means the Articles of Incorporation of the Corporate Manager filed with the Wisconsin Department of Financial Institutions, as such Articles may be amended or restated from time to time.

       "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

      "Commission"  means the United States Securities and Exchange
Commission.

      "Company" means American Transmission Company LLC, and its successors and assigns.

      "Company Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations
Section 1.704-2(d), the amount of Company Minimum Gain is determined by first computing, for each Company nonrecourse liability, any gain the Company would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Member's share of Company Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

      "Company  Record  Date" has the  meaning  provided in Section
6.2(g).

      "Contribution Value" means the value, as of the date of contribution, of the Transmission Assets contributed by a Member pursuant to its Asset Contribution Agreement, as reflected on the FERC Books of Account of the Member (or with respect to a Member without an OATT, its regulatory books of account relating to the Transmission Assets being contributed), as adjusted on a dollar-for-dollar basis for (i) Deferred Taxes, and (ii) Deferred Investment Tax Credits associated with those Transmission Assets. The Members agree that the Contribution Values of the Transmission Assets contributed by MG&E, WEPCO, WPL and WPS as of the Operations Date shall be further adjusted by increasing the number of Member Units to be received by MG&E by 2/3 of the difference between (A) the Contribution Value that MG&E would have had if Deferred Investment Tax Credits had not been taken into account and (B) such Contribution Value taking Deferred Investment Tax Credits into account, subject to a maximum aggregate reallocation of $708,727 of Contribution Value (prior to the Initial Financing). The Member Units to be received by WEPCO and WPL shall each be reduced by 45% of the amount reallocated, and the number of Member Units to be received by WPS shall be reduced by 10% of the amount reallocated. Contribution Value shall not otherwise be adjusted for the effect of any Code
Section 704(c) allocations, unless such amount would cause a reallocation of annual income of more than $250,000 for any Member, in which case the Members shall endeavor to agree on alternative arrangements.

      "Conversion Factor" means 1.0, provided that in the event that the Corporate Manager (i) declares or pays a dividend on its outstanding Corporate Shares in Corporate Shares or makes a distribution to all holders of its outstanding Corporate Shares in Corporate Shares, (ii) subdivides its outstanding Corporate Shares or (iii) combines its outstanding Corporate Shares into a smaller number of Corporate Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of Corporate Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Corporate Shares (determined without the above assumption) issued and outstanding on such date and, provided further, that in the event that an entity other than an Affiliate of the Corporate Manager shall become Corporate Manager pursuant to any merger, consolidation or combination of the Corporate Manager with or into another entity (the "Successor Entity"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one Corporate Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the Corporate Manager receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the Corporate Manager had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination.

      "Corporate Expenses" means (i) costs and expenses relating to the formation and continuity of existence and operation of the Corporate Manager and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of Corporate Manager), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer or employee of the Corporate Manager, (ii) costs and expenses relating to any public offering and registration of securities by the Corporate Manager and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the Corporate Manager,
(iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the Corporate Manager under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the Corporate Manager with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the Corporate Manager, (vii) costs and expenses incurred by the Corporate Manager relating to any issuing or redemption of Member Interests and (viii) all other operating or administrative costs of the Corporate Manager incurred in the ordinary course of its business on behalf of or in connection with the Company.

      "Corporate Manager" means ATC Management Inc., a Wisconsin corporation, and any Person who becomes a substitute or additional Corporate Manager as provided herein, and any of their successors as Corporate Manager.

      "Corporate Share" means one share of common stock, Class A or Class B, of the Corporate Manager.

      "Corporate Shares Amount" means a number of Corporate Shares equal to the product of the number of Member Units offered for redemption by a Redeeming Member pursuant to a completed Notice of Redemption submitted by such Redeeming Member to the Corporate Manager, multiplied by the Conversion Factor as adjusted to and including the Specified Redemption Date; provided that in the event the Corporate Manager issues to all holders of Corporate Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase Corporate Shares, or any other securities or property (collectively, the "rights"), and the rights have not expired at the Specified Redemption Date, then the Corporate Shares Amount shall also include the rights issuable to a holder of the Corporate Shares Amount on the record date fixed for purposes of determining the holders of Corporate Shares entitled to rights.

      "Deferred Investment Tax Credits" means those unamortized deferred investment tax credits (as defined in the Code) associated with the Transmission Assets that are reflected on the FERC Books of Account (with respect to any Member with an OATT) or regulatory books of account (with respect to all other
Members) of the Member contributing such assets, as adjusted to the Operations Date or date of contribution of the Transmission Assets, if other than the Operations Date.

      "Deferred Taxes" means the income tax liability or benefit associated with the contributed Transmission Assets that are reflected on the FERC Books of Account (with respect to any Member with an OATT) or regulatory books of account (with respect to all other Members) of the Member contributing such Transmission Assets, as adjusted to the Operations Date or date of contribution of the Transmission Assets, if other than the Operations Date, that has been deferred as a result of the difference for regulatory accounting and tax purposes between depreciation or other plant-related items and reflects the historic tax rates in effect at the time that the difference arose.

      "Dispute  Resolution  Provisions"  means those provisions for
resolving   disputes   among  the   Members  and  the  Company  and
Corporate Manager set forth as Exhibit B to this Agreement.
                               ---------

      "Effective  Date" means June 12, 2000, the date the Company's
articles  of   organization   were   accepted  for  filing  by  the
Wisconsin Department of Financial Institutions.

      "Effective  Period"  has  the  meaning  provided  in  Section
8.5(a)(ii).

      "Electric  Utility"  means (i) a public utility as defined in
Section  196.01  of  the  Wisconsin  Statutes,  that  is  involved  in the
generation,   transmission,   distribution   or  sale  of  electric
energy,   (ii)  a  municipal   electric  company   organized  under
Section 66.073 of the Wisconsin Statutes, (iii) a wholesale electric cooperative as defined in Section 196.485(1)(k) of the Wisconsin Statutes, or (iv) a Retail Electric Cooperative.

      "Equity Accounting" means the accounting standard that allows a Member, subject to certain conditions, to report its investment in the Company on such Member's balance sheet and its allocable share of the Company's profits on such Member's income statement, as such standard is applied on the Effective Date.

      "Equity Value" means the equity of the Company attributable to Members other than Tax-Exempt Members, determined by reference to a balance sheet prepared in accordance with FERC Books of
Account. For this purpose, the Tax-Exempt Investment Amount attributable to the Tax-Exempt Members shall be excluded.

      "ESE"  means  Edison  Sault  Electric  Company,   a  Michigan
corporation.

      "Event of Bankruptcy" as to any Person means the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of its assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates its approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "FERC" means the Federal Energy Regulatory Commission, or its successor in interest.

      "FERC Books of Account" means those books of account pertaining to transmission that are required by FERC to be maintained by companies that have filed transmission tariffs with FERC.

      "GAAP" means United States generally accepted accounting principles consistently applied.

      "Indemnitee" means (i) any Person made a party to a proceeding by reason of its status as the Corporate Manager or a director, officer or employee of the Corporate Manager or the Company and (ii) such other Persons (including Affiliates of the Company or the Corporate Manager) as the Corporate Manager may designate from time to time, in its sole and absolute discretion.

      "Initial   Financing"   means  the  Company's   initial  debt
financing contemplated in Section 3.10.

      "IPO" means the closing of an offering of Corporate Shares that has the effect of listing the Corporate Shares on the New York Stock Exchange, American Stock Exchange, NASDAQ, or any of their successors in interest.

      "Jurisdictional  Area"  means  the  geographic  area  that is currently served by the Mid-America Inter-connected Network, Inc., or the Mid-Continent Area Power Pool reliability council of the North American Electric Reliability Council.

      "Land Right" means any right in real property, including fee simple ownership easement, lease or other right, that has been acquired for a Transmission Facility that is located or intended to be located on the real property.

      "Load Ratio Share"  means,  with respect to any Person,  such
Person's  firm  electric   usage  in  Wisconsin   during  1999,  as
determined  by dividing  such Person's kWh sales shown in Schedule C
                                                          ----------
by the  total  kWh  sales  in  Wisconsin  shown  in  Schedule  C,
                                                     ------------
converting   the  quotient  to  a  percentage   and  carrying  such
percentage   to  two  decimal   places  using   standard   rounding
conventions.

      "Losses" has the meaning provided in Section 6.1(f).

      "Majority in Interest" means the affirmative vote or consent of Members holding Percentage Interests aggregating greater than 50%.

      "Member Interest" means an ownership interest in the Company held by a Member and includes any and all benefits to which the holder of such a Member Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

      "Member   Nonrecourse   Debt  Minimum  Gain"  means  "partner
nonrecourse   debt  minimum  gain"  as  set  forth  in  Regulations
Section 1.704-2(i). A Member's share of Member Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations
Section 1.704-2(i)(5).

      "Member Unit" means a Member Interest in the Company having an initial value of $10. The number of Member Units owned by each Member shall be as set forth on Schedule A, as it may be
                                          -----------
amended from time to time.

      "Members"  means the  Persons  identified  on Schedule A from
                                                    ----------
time to time and their successors and permitted assigns.

      "MG&E" means Madison Gas and Electric Company, a Wisconsin corporation.

      "MISO" means the Midwest Independent Transmission System Operator, Inc., the establishment of which FERC has conditionally authorized in an order issued on September 16, 1998, or any independent system operator or regional transmission organization that has been approved under federal law to succeed the MISO.

      "NASDAQ" means the Nasdaq National Market System.

      "Net Book Value" means the aggregate Capital Accounts of all the Members kept in accordance with Section 3.9, less, with respect to the Tax-Exempt Members, an amount equal to the excess, if any, of the Tax-Exempt Investment Amount over the Tax-Exempt Ownership Interest.

      "Net  Contribution"  shall  have  the  meaning  set  forth in
Section 3.8.

      "Non-Managing Member" means any Person named as a Member on Schedule A other than the Corporate Manager, and any Person who
----------
becomes a Substitute or additional Non-Managing Member, in such Person's capacity as a Non-Managing Member in the Company.

      "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit A.
                                                       ----------

      "OATT" means Open Access Transmission Tariff.

      "Operations Date" means the date that the Company commences operations, as determined by the PSCW.

      "Percentage Interest" means the percentage interest of each Member in the Company, as determined by dividing the Member Units owned by such Member by the total number of Member Units then outstanding.

      "Person" means an individual, corporation, general or limited partnership, joint venture, trust, unincorporated association, limited liability company or any other legal or commercial entity.

      "Profits" has the meaning provided in Section 6.1(f).

      "PSCW" means the Public Service Commission of Wisconsin, or its successor in interest.

      "PUHCA"  means the  Public  Utility  Holding  Company  Act of
1935, as amended.

      "Redeeming  Member"  has  the  meaning  provided  in  Section
8.4(a).

      "Redemption Amount" means either the Cash Amount or the Corporate Shares Amount, as selected by the Corporate Manager pursuant to Section 8.4(b) hereof.

      "Redemption  Right"  has  the  meaning  provided  in  Section
8.4(a).

      "Redemption  Shares"  has the  meaning  provided  in  Section
8.5(a).

      "Registrable Securities" means (i) any issued and outstanding Corporate Shares, and (ii) any Corporate Shares issued or issuable directly or indirectly with respect to the outstanding Corporate Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them or (y) sold to the public pursuant to Rule 144 (or by other similar provision under the Securities Act).

      "Registration  Statement" has the meaning provided in Section
8.5(a).

      "Regulations" means the Income Tax Regulations promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding Regulations).

      "Reliability 2000 Legislation" means that portion of Wisconsin Act 9 (the 1999-2001 Biennial Budget Act) relating to public utility holding companies, electric power transmission, public benefits and other aspects of electric utility regulation.

      "Reserves" means the amount of cash determined from time to time by the Corporate Manager to be required by the Company for its operations, including the construction of additional Transmission Facilities.

      "Retail Electric Cooperative" means a cooperative organized under Chapter 185 of the Wisconsin Statutes that provides retail electric service to its members.

      "SBWGE" means South Beloit Water, Gas and Electric Company, an Illinois corporation.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Service" means the Internal Revenue Service.

      "Specified Redemption Date" means the first business day of the month that is at least 60 calendar days after the receipt by the Corporate Manager of a Notice of Redemption.

      "Subscription Agreement" means either of the subscription agreements to be entered into between the Company and any Member that is not a Transmission Utility, which agreements provide for the contribution of cash in exchange for Member Units.

      "Substitute Members" means those Persons admitted as Members in accordance with Section 9.4.

      "Successor   Entity"   has  the   meaning   provided  in  the
definition of "Conversion Factor" contained herein.

      "Tax-Exempt Investment Amount" means, with respect to a Tax-Exempt Member, an amount determined as follows:

                         TEOI x TEIP

, where TEOI is the Tax-Exempt Ownership Interest and TEIP is the Tax-Exempt Investment Percentage.

      "Tax-Exempt   Investment   Percentage"   means  a  percentage
determined as follows:

                         RIOUER%
                         -------
                         IIOUER%

, where  RIOUER% is the Reduced IOU Equity  Return  Percentage  and
IIOUER% is the Increased IOU Equity Return Percentage. The Reduced IOU Equity Return Percentage means a percentage determined as follows:

ER%-((ER% - ((ER% - AMORT/IOUCRB] ) x TEPI X EITR%)) x (1 -TEPI))/ IOUOI/IOUCRB

, where ER% is equal to an equity return percentage calculated using the most recently approved FERC authorized equity return; AMORT is equal to the amount of Deferred Investment Tax Credit and excess deferred income taxes; EITR% is equal to the effective income tax rate applied to the Company by FERC; TEPI is equal to the aggregate Percentage Interests of all the Tax-Exempt Members; IOUOI is equal to the Equity Value attributable to Members other than Tax-Exempt Members; and IOUCRB is equal to the equity amount of the rate base contributed by, and allocable to, all Members other than Tax-Exempt Members.

The Increased IOU Equity Return Percentage means a percentage determined as follows:

                         (ER% - (ER% x TEPI x EITR%)) x TEPI

, where ER%, EITR% and TEPI are defined above.

      "Tax-Exempt Member" means a Member whose share of income or loss of the Company is exempt from federal income taxation.

      "Tax Matters Member" has the meaning provided in Section 5.7.

      "Tax-Exempt Ownership Interest" means, with respect to a Tax-Exempt Member, an amount determined as follows:

                         IOUOI x (?TEPI/ 1 - TEPI)

, where IOUOI and TEP are defined above and ?TEPI is equal to the Percentage Interest of the Tax-Exempt Member in question.

      "Terminating Capital Transaction" means the sale, exchange or other disposition of all or substantially all of the assets of the Company, after which transaction the Company is dissolved and terminated.

      "Trading Day" means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      "Transfer" has the meaning provided in Section 9.2.

      "Transmission Area" means the area of Wisconsin that, on January 1, 1997, was served by the Mid-America Interconnected Network, Inc. reliability council of the North American Electric Reliability Council.

      "Transmission Assets" means the Transmission Facilities and associated Land Rights.

      "Transmission-Dependent Utility" means an Electric Utility that is not a Transmission Utility and that is dependent on the transmission system of another Person for delivering electricity to the electric utility's customers.

      "Transmission Facility" means any pipe, pipeline, duct, wire, line, conduit, pole, tower, equipment or other structure used for the transmission of electric power that is contributed to or owned or leased by the Company.

      "Transmission Utility" means a cooperative organized under Chapter 185 of the Wisconsin Statutes or a public utility (as defined in Section 196.01 of the Wisconsin Statutes) that owns a Transmission Facility in Wisconsin and that provides transmission service in Wisconsin.

      "Value" means, with respect to any security, the average of the daily market price of such security for the ten consecutive Trading Days immediately preceding the date of such valuation. The market price for each such Trading Day shall be: (i) if such security is listed or admitted to trading on any securities exchange or the NASDAQ, the closing sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day,
(ii) if such security is not listed or admitted to trading on any securities exchange or the NASDAQ, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if such security is not listed or admitted to trading on any securities exchange or the NASDAQ and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the
Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the security shall be determined by the Corporate Manager acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; and provided that the Value of a share of Class B Common Stock (as defined in the Charter) shall be deemed to be equal to the Value of a share of Class A Common Stock (as defined in the Charter). In the event the security includes any additional rights, then the value of such rights shall be determined by the Corporate Manager acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

      "Voting  Members"  means  the  Corporate  Manager  and  those
Persons    who,   in    accordance    with    Wisconsin    Statutes
Section  196.485(3)(c)(3),  own a Class B Corporate Share of the Corporate
Manager.

      "WEPCO" means Wisconsin Electric Power Company, a Wisconsin corporation.

      "WPL" means Wisconsin Power and Light Company, a Wisconsin corporation.

      "WPL  LLC"  means  WPL  Transco  LLC,  a  Wisconsin   limited
liability company wholly owned by WPL.

      "WPPI"  means  Wisconsin   Public  Power  Inc.,  a  Wisconsin
municipal   electric   company   organized  under  Section 66.073  of  the
Wisconsin Statutes.

      "WPS"  means   Wisconsin   Public  Service   Corporation,   a
Wisconsin corporation.

      "WPS LLC" means WPS Investments, LLC, a Wisconsin limited liability company wholly owned by WPS.

                                   ARTICLE II

                              FORMATION OF COMPANY

SECTION 2.1     Name, Office, Registered Agent and Continuance.
                -----------------------------------------------

(a) The name of the Company shall be AMERICAN TRANSMISSION COMPANY LLC. The Company's initial registered office is located at N16 W23217 Stone Ridge Drive, Waukesha, Wisconsin 53187, and its registered agent is Walter T. Woelfle, whose business office is identical with the Company's registered office. The Company's principal office and place of business is located at N16 W23217 Stone Ridge Drive, Waukesha, Wisconsin 53187, or such other places as the Corporate Manager may determine.

(b) Prior to the Operations Date, the Company has been operated in accordance with the Act and with various Consents entered into by the Members from time to time. From and after the Operations Date, this Agreement shall supercede such Consents with respect to the operation of the Company, provided, however, that this Agreement shall not negate or overrule any approvals contained in such Consents, which shall be deemed ratified by Members' signatures to this Agreement.

SECTION 2.2     Governing Law.
                --------------

      This Agreement and all questions with respect to the rights and obligations of the Members, the construction, enforcement and interpretation hereof, and the formation, administration and termination of the Company shall be governed by the provisions of the Act and other applicable laws of the State of Wisconsin and the Federal Power Act.

SECTION 2.3     Purpose.
                --------

(a) The sole purpose of the Company is the planning, constructing, operating, maintaining and expanding of Transmission Facilities to provide for an adequate and reliable transmission system that meets the needs of all users that are dependent on the transmission system, and that supports effective competition in energy markets without favoring any market participant, and to engage in any and all other activities incidental or appropriate thereto.

(b) Subject to obtaining appropriate federal or state regulatory approvals and to the extent not inconsistent with the obligations set forth in Section 2.3(c), the Company may acquire, own, lease, construct and expand Transmission Assets in any jurisdiction and may conduct operations in any jurisdiction where it owns, operates, leases or otherwise acquires Transmission Assets.

(c)   The Company undertakes and acknowledges that it shall:

(i) Apply for any approvals under federal law that are necessary for the Company to begin operations no later than January 1, 2001;

(ii) Have the exclusive duty to provide transmission service in those areas where it owns or leases Transmission Assets, which service shall be under the authority of MISO when it shall begin operations, as determined by the PSCW;

(iii) (A) contract with each Member that is a Transmission Utility to provide reasonable and cost-effective operation and maintenance services with respect to the Transmission Assets contributed by it for three years following the Operations Date; and (B) agree to an extension of such three-year period if the Company and the contracting Transmission Utility deem appropriate;

(iv) Assume the obligations of a Transmission Utility under any agreement of such Transmission Utility to provide transmission service over its Transmission Facilities or credits for the use of Transmission Facilities, provided that the Company may modify any such agreement to the extent allowed under the agreement and to the extent allowed under state or federal law;

(v) Apply for membership in MISO as a single zone for pricing purposes that includes the Transmission Area and, upon a determination by the PSCW that MISO has begun operations, transfer operational control of its Transmission Facilities to MISO and use reasonable efforts to ensure that the
      Transmission Facilities in the Transmission Area, the control of which are transferred to MISO, are planned, constructed, operated, maintained and controlled as part of a single transmission system;

(vi) Remain a member of MISO for at least the six-year transition period that is specified in the agreement establishing MISO that was conditionally approved by FERC;

(vii) Elect to be included in a single zone for the purpose of any tariff administered by MISO; provided, however, that if the transmission charges or rates of any Transmission Utility in the Transmission Area are 10% or more below the average transmission charges or rates of the Transmission Utilities in the Transmission Area on November 5, 1999, the Company shall, after consulting with each Transmission Utility, prepare a plan for phasing in a combined single zone rate for the purpose of pricing network use by users of the transmission system operated by MISO, and shall seek plan approval by FERC and MISO. Such plan shall phase in an average cost-price for the combined single zone in equal increments over a five-year period, except that transmission service shall be provided to all users of the transmission system on a single-zone basis during the phase-in period.

SECTION 2.4     Powers.
                -------

      The  Company   shall  have  all  the  powers   incident   and
appropriate  to the  performance  of its  purposes  as set forth in
Section 2.3, and all other powers of limited liability companies under the Act. Without limiting the foregoing, the Company shall have all the powers of a transmission company under Chapter 196, and as appropriate, under analogous provisions of other states' laws where the Company is conducting business.

SECTION 2.5     Restrictions.
                -------------

(a)   The Company may not:

(i)   Sell or  transfer  its  Transmission  Assets  located  in the
      Transmission  Area to,  or  merge  such  Transmission  Assets with, another Person, unless (A) such Transmission Assets are sold, transferred or merged on an integrated basis and in a manner that ensures that the Company's Transmission Facilities in the Transmission Area are planned, constructed, operated, maintained and controlled as a single transmission system and (B) the successor agrees to be bound by the provisions of Section 2.7;

(ii) Bypass the distribution facilities of an Electric Utility or provide service directly to a retail customer or member of a retail cooperative;

(iii) Own electric generation facilities, or sell, market or broker electric capacity or energy in a relevant wholesale or retail market, or as determined by the PSCW, except that, if authorized or required by FERC, the Company may purchase or resell ancillary services obtained from third parties and engage in redispatch activities that are necessary to relieve transmission constraints or operate a control area.

(b) Notwithstanding Section 2.3, the Company may not begin operations until it provides an opinion to PSCW from a nationally recognized investment banking firm that the Company is able to finance, at a reasonable cost, its start-up costs, working capital and operating expenses, and the cost of any new facilities that are planned.

SECTION 2.6     Term.
                -----

(a) The Company shall have perpetual existence unless sooner dissolved or terminated as provided herein. Subject to any approvals required under state or federal law, the Company shall be dissolved upon the first to occur of the following events:

(i) The determination by the Corporate Manager to dissolve and terminate the Company in accordance with Section 183.0901(1) of the Act; or

(ii)  The entry of a decree of judicial  dissolution  under Section
      183.0902 of the Act.

(b) The bankruptcy, insolvency, dissociation or dissolution of one or more of the Non-Managing Members shall not dissolve the Company.

(c) Upon the dissolution of the Company for any reason, the Corporate Manager shall proceed promptly to wind up the affairs of and liquidate the Company. The Corporate Manager shall have reasonable discretion to determine the time, manner and terms of any sale or sales of the Company's property pursuant to such liquidation.

SECTION 2.7     Adequacy.
                ---------

(a) Subject to applicable regulatory approvals, including adherence to least-cost planning requirements and principles, and subject to the oversight and direction of MISO where applicable, the Company shall have a public utility duty to operate, maintain, plan and construct its transmission system so that the system is adequate:

(i) (A) to support effective competition in energy markets without favoring any market participant;

      (B) to deliver on a reliable basis the reasonable, projected needs of all of the loads on the electric distribution systems connected to and dependent upon the Company's
           facilities  for  delivery  of  reliable,   low-cost  and
           competitively-priced electricity to such distribution systems; and

      (C)  to  provide  needed  support  to  the  distribution   systems
           interconnected   to  the  Company's   system,   where  a
           transmission   addition  is  the   least-cost   electric
           solution to an improvement need, including but not limited to, the reliability needs of the distribution systems that are owned by the initial Non-Managing Members or their members.

(ii) to receive energy from both existing and new generating facilities connected to and dependent upon the Company's transmission of such energy.

(b) In meeting these obligations, the Company shall treat the needs of each electric distribution system interconnected to the Company's system, the electric loads on each system and interconnected generation facilities, in a non-discriminatory manner. The costs of additions to the Company's transmission system to meet this adequacy obligation shall not be directly assigned or charged to a distribution system, to end users or to generating facilities separately, except in circumstances where approved or required by the appropriate regulatory agency.

SECTION 2.8     Operating Protocols.
                --------------------

(a) The Company has established certain operating protocols that have been incorporated into its OATT.

(b) If the Company provides terms in any of its agreements with a Member that are more favorable to a Member than those granted to any other Member, all Members similarly situated (including any member of a Member) shall be entitled to such terms. A term is not more favorable if each Member is offered cost-based terms.

(c) The Company has established certain other operating protocols that will become part of the Forming Party Agreement or other agreements as appropriate: Transmission Loss Calculations and Allocation, Transmission Reservation Queue, Transition of Operational Control (and sample agreements related thereto), Control Area Operations, Planning Memo on Project Prioritization, and Calculations of Available Transmission Capacity.

                                  ARTICLE III

                        MEMBERS AND CAPITAL CONTRIBUTIONS

SECTION 3.1     Members and Schedule A.
                -----------------------

(a)   The name  and  address  of each of the  initial  Members  are listed on Schedule A.
          -----------

(b) The Company may, upon approval of the Board of Directors of the Corporate Manager, admit such additional Persons as Members after the Operations Date upon such terms and conditions as the Corporate Manager deems appropriate, provided, however, that with respect to the issuance of Member Units for cash, it shall first have complied with the provisions of Section 3.6, except to the extent contemplated in Section 3.2.

(c)   The  Corporate  Manager  shall  amend  Schedule  A  upon  the
                                             -----------
admission of additional Members and upon any adjustment in the Members' Capital Contributions, number of Member Units and Percentage Interests.

SECTION 3.2     Initial Capital Contributions.
                ------------------------------

(a) Each of MG&E, WEPCO, WPL, ESE, SBWGE and WPS agrees to transfer to the Company, on or before the Operations Date, all Transmission Assets owned by it, all pursuant to separate Asset Contribution Agreements with the Company, which Agreements may provide for the issuance of Units directly to an Affiliate of the transferor.

(b) The Corporate Manager agrees to purchase for $10 each the number of Units set forth in its Subscription Agreement.

(c) WPPI and other Tax-Exempt Members shall each purchase that number of Member Units that would enable it to receive a Percentage Interest, upon completion of the Initial Financing and the distribution of proceeds therefrom, equal to its Load Ratio Share. The purchase price for each Unit shall equal the product of $10 and the Tax-Exempt Investment Percentage.

(d) If a member of WPPI contributes Transmission Assets to the Company in accordance with Section 3.3, the Company shall notify WPS, and WPS will have the option, within 30 days of the date
that  such  Transmission   Assets  are  contributed,   to  purchase
additional Member Units in the Company at a price equal to $10 per Member Unit so as to enable it to obtain a Percentage Interest in the Company equal to what it would have had had such WPPI members not been allowed to contribute such Transmission Assets. WPS's failure to purchase additional Member Units within the time specified shall terminate its rights pursuant to this
Section 3.2(d).

(e)   The  number of Units  initially  issued to each  Member,  the amount  of  each  Member's  Capital  Contribution  or  Contribution
Value, and the Percentage Interest of each Member is set forth by each Member's name on Schedule A.
                      -----------

(f) The Members acknowledge that WPL and WEPCO have previously paid $1,000 to the capital of the Company, and the Company shall return such funds, without interest thereon, on the Operations Date. The Members further acknowledge that WPPI and the Corporate Manager have previously paid $1,000 to the capital of the Company, and the Company shall credit such amounts against the amounts otherwise payable by such Members.

(g) The Members agree that the exact number of Member Units issued to each Member may not be determinable as of the Operations Date. Within 150 days after the Operations Date, the Company shall make such investigations and examine and audit such records as it deems necessary or appropriate in order to determine the definitive Contribution Value of the Transmission Assets, the corresponding Percentage Interests and the Tax-Exempt
Investment Amount. Upon completion of such investigation and audit, the Company shall (i) provide Members with work papers and the results of such investigation and audit, and (ii) notify Members of the correct number of Member Units held by each Member, and the records of the Company shall be retroactively adjusted. Any disputes with respect to the correct allocation of Percentage Interests shall be resolved pursuant to the Dispute Resolution Provisions.

SECTION 3.3     Additional Members by Right.
                ----------------------------

(a) A Transmission-Dependent Utility or transmission-dependent rural electric cooperative that has (i) made all required filings with federal and state regulatory authorities, and (ii) provided the Company with evidence of such Person's corporate (or comparable) authorization to acquire Member Units, in form and substance reasonably satisfactory to the Company, may purchase prior to January 1, 2001, a Percentage Interest in the Company
that is no greater than such Person's Load Ratio Share. If such Person owns incidental Transmission Assets, it may contribute them in accordance with the last sentence of this Section 3.3(a), and pay cash prior to January 1, 2001, to acquire additional Member Units up to its Load Ratio Share. Notwithstanding the foregoing, if the members of a Transmission-Dependent Utility that is a municipal electric company have authorized it to invest cash based upon the Load Ratio Shares of its members, the members may not individually purchase interests based upon their Load Ratio Shares. However, any such member may contribute its incidental Transmission Assets in exchange for Member Units (on substantially similar terms to those set out in the Asset Contribution Agreement) prior to July 1, 2001, if it has, prior to January 1, 2001, (i) made all required filings with federal and state regulatory authorities, (ii) provided the Company with evidence of such Person's corporate (or comparable) authorization to convey Transmission Assets in exchange for Member Units, in form and substance reasonably satisfactory to the Company, and
(iii)   identified   the   Transmission    Facilities   and   their
Contribution Value.

(b)   If prior to January 1, 2001,  any Electric  Utility that owns
more  than   incidental   Transmission   Facilities   and  provides
transmission  service  (other than a public  utility  Affiliate  or owner or operator of a wholesale merchant plant (as defined in Wisconsin Statutes Section 196.491(1)(w))) and that has (i) made all required filings with federal and state regulatory authorities,
(ii) provided   the  Company   with   evidence  of  such   Person's
corporate  (or  comparable)  authorization  to convey  Transmission
Assets  in  exchange  for  Member  Units,  in  form  and  substance reasonably satisfactory to the Company, and (iii) identified the Transmission Facilities and their Contribution Value, shall have the right to transfer, prior to July 1, 2001, all of its Transmission Assets located in the Jurisdictional Area and become a Member on the same terms and conditions as a contribution of Transmission Assets by a public utility Affiliate under the Asset Contribution Agreements and pursuant to Chapter 196.485(5)(b) and
(c)  of   the   Wisconsin   Statutes.   The   retail   distribution
cooperative members of any such Electric Utility may likewise contribute their incidental Transmission Assets, but neither such
Electric  Utilities,   nor  their  members  will  be  permitted  to
purchase  interests   individually  based  upon  their  Load  Ratio
Shares. However, any such member may contribute its incidental Transmission Assets in exchange for Member Units in accordance with the last sentence of Section 3.3(a).

(c) The value ascribed to any Transmission Assets contributed pursuant to this Section 3.3 shall be their Contribution Value. The purchase price for each Member Unit issued in exchange pursuant to this Section 3.3 shall equal $10; provided, however, that if the Transmission-Dependent Utility is a Tax-Exempt Member, the purchase price for each Member Unit shall equal the product of $10 and the Tax-Exempt Investment Percentage. The portion of the purchase price in excess of $10 per Unit may be payable by the contribution of Transmission Assets (if appropriate) or cash.

SECTION 3.4     Pre-emptive Rights.
                -------------------

(a)   Purchase of Right.

(i) Any Member that has elected to receive distributions approximating 100% of its allocable share of Company Profits pursuant to Section 6.2(c) may, in such Member's sole discretion, contribute cash to the Company in an amount equal to the amount determined in 6.2(d) for additional Member Units.

(ii) Until the IPO, any Transmission-Dependent Utility shall have the right to maintain its initial Percentage Interest by paying cash for additional Member Units upon the contribution of additional Transmission Assets located in the State of Wisconsin after the Operations Date.

(b)   Member Unit Price.

(i) The price for Member Units issued pursuant to Section 3.4(a)(i) shall equal the price at which such Member's Member Units were redeemed.

(ii)  The  price  for  Member  Units  issued  pursuant  to  Section
      3.4(a)(ii) shall equal the price at which the Company is then issuing Member Units to others that is causing the dilution; provided, however, that if the Transmission-Dependent Utility is a Tax-Exempt Member, it shall pay a price equal to the product of the price at which the Company is then issuing Member Units that is causing the dilution and the Tax-Exempt Investment Percentage, unless the price at which the Company is then issuing Member Units already includes the Tax-Exempt Investment Percentage, in which case the price to the Tax-Exempt Member shall equal the price at which the Company is then issuing Member Units.

(c) Notice. Until the IPO, the Corporate Manager shall give prompt notice to each Tax-Exempt Member of any proposed contribution of Transmission Assets that would dilute a Tax-Exempt Member's interest and permit it to maintain its Percentage Interest in accordance with Section 3.4(a)(ii). If it desires to maintain its Percentage Interest, such Tax-Exempt Member shall, within 30 days thereafter, advise the Corporate Manager of its intention to purchase additional Member Units.

(d)   Payment  of  Purchase  Price.  Any  additional  Member  Units purchased shall be paid for within 30 days following the contribution giving rise to such right to purchase additional Units, but not earlier than 60 days after notice to the
Tax-Exempt  Members  as  provided  for in  Section  3.4(c)  hereof.
Failure to purchase additional Member Units within the time specified shall terminate a Member's rights pursuant to this
Section 3.4. Payment shall be made by wire transfer of clearing house funds, if so specified by the Company, and otherwise by check payable to the order of the Company.

SECTION 3.5     Contribution of Additional Transmission Assets.
                -----------------------------------------------

(a)   Under  Construction.   Certain  Transmission  Utilities  have
conveyed Transmission Assets under construction to the Company pursuant to the Asset Contribution Agreement.

(i)   The  Company  hereby  undertakes  to use its best  commercial
      efforts  to  complete   such  projects  in  a  timely  manner
      following the Operations Date.

(ii)  If the  contributing  Member  desires  to  complete  any such project on behalf of the Company, the Company and the contributing Member agree to negotiate in good faith the terms and conditions upon which the project would be completed by the contributing Member.

(b) Subsequent Contributions. Each Transmission Utility Member shall contribute or cause to be contributed to the Company any Transmission Assets under construction as of the Operations Date, but not contributed as of such date. The Transmission Assets shall be valued at their Contribution Value, and Member Units issued in exchange therefor at a price equal to the Company's Net Book Value per Member Unit as of the end of the calendar month preceding such conveyance.

(c) Outside Wisconsin. Each Transmission Utility Member or Affiliate shall have the right, within one year after the Operations Date, to contribute to the Company Transmission Assets located in jurisdictions outside Wisconsin, provided that such Transmission Utility Member or Affiliate contributes all of its Transmission Assets in such other jurisdiction. The Transmission Assets shall be valued at their Contribution Value, and Member Units issued in exchange therefor at a price of $10 per Member Unit. As a condition to exercising such right, the contributing Member shall cause to be issued an opinion of counsel recognized as experts with respect to PUHCA (which may be counsel to the Company) that the contribution of such assets would not cause any of the Members to lose its exemption under PUHCA; provided, however, that this condition shall not be required following the effective date of any repeal of PUHCA.

(d)   Nature  of   Contribution.   The  parties   intend  that  any
contribution of Transmission Assets after the Operations Date with an unleveraged Contribution Value in excess of $3 million in any running 12-month period shall be credited as if it were subject to indebtedness in an amount equal to approximately 50% of the unleveraged Contribution Value of the Transmission Assets being contributed. To that end, the Company and the contributing Member shall endeavor to agree on an arrangement whereby either
(i) the contributing Member incurs indebtedness and assigns such indebtedness to the Company, which shall assume such
indebtedness,   or  (ii)  the  Company  issues   indebtedness   and
distributes, within 90 days thereafter, the proceeds to the contributing Member. The contributing Member shall be permitted to guarantee such indebtedness, but shall not receive any compensation therefor.

(e) Dispute. Any dispute regarding Contribution Value shall be resolved pursuant to the Dispute Resolution Provisions.

SECTION 3.6     Voluntary Additional Capital Contributions.
                -------------------------------------------

(a) No Member may be required at any time to contribute any additional amounts or assets to the Company in excess of that set forth in Section 3.2, 3.5(b) or 3.8.

(b) If the Corporate Manager determines that additional equity capital is required for Company operations and activities, and shall determine not to effect an IPO at that time or otherwise obtain funding in accordance with the provisions of Section 3.7, the Corporate Manager shall issue a call notice to the Members advising them of the total funding that the Company seeks, each Member's pro rata share thereof (based upon its Percentage Interest), the price per Member Unit and the date upon which such voluntary contributions are to be payable, which shall be a date not less than 45 days subsequent to the date of such notice.

(c) Each Member shall have the right, but not the obligation, to contribute its pro rata share for additional Member Units thereof by giving notice to the Company within 30 days following receipt of such call notice from the Corporate Manager. If fewer than all the Members agree to contribute their pro rata amounts, then the other Members that do contribute their pro rata amounts shall have the right to contribute such additional amounts for additional Member Units in accordance with their Percentage Interests (excluding the Percentage Interests of the non-participating Members).

(d) Each Member shall make payment of its portion of the capital call on or before 11:00 a.m., central time, on the due date. Payment shall be made by wire transfer of clearing house funds, if so designated in the call notice, and otherwise by check payable to the order of the Company.

(e) Except as provided in Section 3.4, 3.6(c) or Section 3.7, no Member shall have the right to make additional cash contributions to the Company after the Operations Date.

SECTION 3.7     Issuance to Corporate Manager.
                ------------------------------

      The Corporate Manager may contribute additional capital to the Company, from time to time, and receive additional Member Interests in respect thereof, in the manner contemplated in this
Section 3.7.

(a)   Issuances of Additional Company Interests.

(i)   General.  The  Corporate  Manager  is  hereby  authorized  to
      --------
      cause the Company to issue such additional Member Interests in the form of Member Units for any Company purpose at any time or from time to time to the Members (including the Corporate Manager) for such consideration and on such terms and conditions as shall be established by the Corporate Manager in its sole and absolute discretion, all without the approval of any Members. Any additional Member Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Member
      Interests, all as shall be determined by the Corporate Manager in its sole and absolute discretion and without the approval of any Member, including without limitation, (i) the allocations of items of Company income, gain, loss, deduction and credit to each such class or series of Member Interests; (ii) the right of each such class or series of Member Interests to share in Company distributions; and
      (iii) the rights of each such class or series of Member Interests upon dissolution and liquidation of the Company; provided, however, that no additional Member Interests shall
      ---------  --------
      be issued to the Corporate Manager unless:

A.    the  additional  Member  Interests  are issued in  connection with an issuance of Corporate Shares of or other interests in the Corporate Manager, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Member Interests issued to the Corporate Manager by the Company in accordance with this Section 3.7 and (B) the Corporate Manager shall make a Capital Contribution to the Company in an amount equal to the proceeds raised in connection with the issuance of such shares of stock of or other interests in the Corporate Manager;

B.    the  additional  Member  Interests are issued in exchange for property owned by the Corporate Manager with a fair market value, as determined by the Corporate Manager, in good faith, equal to the value of the Member Interests; or

C.    additional  Member  Interests  are  issued to all  Members in proportion to their respective Percentage Interests.

Without limiting the foregoing, the Corporate Manager is expressly authorized to cause the Company to issue Member Units for less than fair market value, so long as the Corporate Manager concludes in good faith that such issuance is in the best interests of the Corporate Manager and the Company.

(ii)  Upon  Issuance  of  Additional   Securities.   The  Corporate
      --------------------------------------------
      Manager shall not issue any additional Corporate Shares (other than Corporate Shares issued in connection with an exchange pursuant to Section 8.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Corporate Shares (collectively, "Additional Securities") other than to all holders of Corporate Shares, unless (A) the Corporate
      Manager shall cause the Company to issue to the Corporate Manager Member Interests or rights, options, warrants or convertible or exchangeable securities of the Company having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the Corporate Manager contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Company. Without limiting the foregoing, the Corporate Manager is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Company to issue to the Corporate Manager corresponding Member Interests, so long as (x) the Corporate Manager concludes in good faith that such issuance is in the best interests of the Corporate Manager and the Company, including without limitation, the issuance of Corporate Shares and corresponding Member Units pursuant to an employee share purchase plan providing for employee purchases of Corporate Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the Corporate Shares, either at the time of issuance or at the time of exercise, and (y) the Corporate Manager contributes all proceeds from such issuance to the Company. For example, in the event the Corporate Manager issues Corporate Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Company as required hereunder, the Corporate Manager shall be issued a number of additional Member Units equal to the product of
      (A) the number of such Corporate Shares issued by the Corporate Manager, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

(b) Certain Contributions of Proceeds of Issuance of Corporate Shares. In connection with any and all issuances of Corporate Shares, the Corporate Manager shall make Capital Contributions to the Company of the proceeds therefrom, provided that if the proceeds actually received and contributed by the Corporate Manager are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Corporate Manager shall make a Capital Contribution of such net proceeds to the Company but shall receive additional Member Units with a value equal to the aggregate amount of the gross proceeds of such issuance pursuant to Section 3.7(a) hereof. Upon any such Capital Contribution by the Corporate Member, the Corporate Manager's Capital Account shall be increased by the actual amount of its Capital Contribution pursuant to Section 3.9 hereof.

(c) Redemption of Corporate Shares. In the event the Corporate Manager redeems any Corporate Shares, then the Corporate Manager shall cause the Company to purchase from the Corporate Manager a number of Member Units as determined based on the application of the Conversion Factor on the same terms that the Corporate Manager redeemed such Corporate Shares. Moreover, if the Corporate Manager makes a cash tender offer or other offer to acquire Corporate Shares, then the Corporate Manager shall cause the Company to make a corresponding offer to the Corporate Manager to acquire an equal number of Member Units held by the Corporate Manager. In the event any Corporate Shares are redeemed by the Corporate Manager pursuant to such offer, the Company shall redeem an equivalent number of the Corporate Manager's Member Units for an equivalent purchase price based on the application of the Conversion Factor.

SECTION 3.8     Adjustment of Tax-Exempt Members' Capital.
                ------------------------------------------

(a) Whenever the Company changes the rate that it charges its customers or upon the occurrence of a Capital Event with respect to a Tax-Exempt Member, but at least annually by June 1 of each year, the Company shall calculate the Tax-Exempt Investment Amount for each Tax-Exempt Member, as well as such Tax-Exempt Member's aggregate Capital Contributions (including the Contribution Value of any Transmission Assets contributed by it and any amounts previously paid pursuant to this Section 3.8), reduced by any distributions pursuant to this Section 3.8 and the Tax-Exempt Ownership Interest corresponding to any reduction in the number of Member Units held by such Tax-Exempt Member ("Net Contribution"), and

(i) If a Member's Net Contribution is less than its Tax-Exempt Investment Amount, the Member shall pay the difference to the Company within 30 days of such Notice.

(ii) If a Member's Net Contribution exceeds its Tax-Exempt Investment Amount, the Company shall pay the difference to the Member within 30 days of such notice and prior to any other distributions pursuant to Section 6.2.

(iii) The Company may set off any amounts owed to it by a Tax-Exempt Member against amounts otherwise distributable to it pursuant to Section 6.2.

(b) The Company shall provide each Tax-Exempt Member with all necessary work papers used to compute the Tax-Exempt Investment Amount and Net Contribution of each Member. Such amounts shall be determined consistent with the terms of this Agreement, as illustrated in Schedule B. The Tax-Exempt Investment Amount for
                -----------
each Tax-Exempt Member shall be determined by multiplying each Member's Tax-Exempt Ownership Interest by the Tax-Exempt Investment Percentage.

(c) If a Tax-Exempt Member does not make a payment required of it in accordance with this Section, and arrangements are not made with respect to the set-off of such amounts due, the Company shall reduce the Percentage Interest of the Tax-Exempt Member to reflect its Net Contribution.

SECTION 3.9     Capital Accounts.
                -----------------

(a) A separate capital account (a "Capital Account") shall be established and maintained for each Member in accordance with Regulations Section 1.704-1(b)(2)(iv). Without limiting the foregoing, Capital Accounts shall be maintained in accordance with the following provisions: (i) to each Member's Capital
Account there shall be credited such Member's cash Capital Contributions, the Contribution Value of any Transmission Assets contributed by it, such Member's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 6.1(b), (c) or (d) hereof, and the amount of any Company liabilities assumed by such Member or which are secured by any Company asset distributed to such Member, (ii) to each Member's Capital Account there shall be debited the amount of cash and the fair market value as determined by the Corporate Manager, of any Company asset distributed to such Member pursuant to any provision of this Agreement, such Member's distributive share of Losses and any items in the nature of expenses  or  losses  which are  specially  allocated  pursuant  to
Section 6.1(b), (c) or (d) hereof, and the amount of any liabilities of such Member assumed by the Company or that are secured by any asset contributed by such Member to the Company. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations, and any dispute among the Company and the Members shall be resolved pursuant to the Dispute Resolution Provisions.

(b) When a new or existing Member acquires an additional Membership Interest, the Corporate Manager shall determine the potential "Adjustment in Value" by multiplying the Company's unrealized gain or loss (calculated by multiplying (x) the difference between (A) the Net Book Value and (B) the implied value of the Company, based upon the price per Member Unit of Member Units issued in exchange for such additional Membership Interest times the total number of Member Units outstanding, by
(y) the difference between the contributing Member's new Percentage Interest and its previous Percentage Interest, if any).

(i) If a new or existing Member acquires an additional Membership Interest, and (A) the resulting potential Adjustment in Value exceeds 3% of the Net Book Value, or
      (B) if the aggregate Adjustment in Value measured from the time of the most recent adjustment exceeds 3% of the Net Book Value, the Corporate Manager shall revalue the property of the Company to its fair market value (as determined by the Corporate Manager, and taking into account Code Section 7701(g)) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f).

(ii) If (A) a new or existing Member acquires an additional Membership Interest in exchange for more than a de minimis
                                                         ----------
      Capital  Contribution  that  is  not  covered  by  3.9(b)(i),
      (B) the  Company  distributes  to a  Member  more  than  a de
                                                                 --
      minimis  amount of Company  property as  consideration  for a
      -------
      the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), the Corporate Manager may, in its sole and absolute discretion, revalue the property of the Company to its fair market value (as determined by the Corporate Manager, in its sole and absolute discretion, and taking into account Code Section 7701(g)) in accordance with Regulations Section 1.704-1(b)(2)(iv)(f).

(iii) When the  Company's  property is  revalued  by the  Corporate
      Manager, the Capital Accounts of the Members shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Members pursuant to
      Section 6.1 if there were a taxable disposition of such property for its fair market value (as determined by the Corporate Manager, in its sole and absolute discretion, and taking into account Code Section 7701(g)) on the date of the revaluation.

SECTION 3.10     Initial Debt Financing.
                 ------------------------

(a) The Company shall use its best efforts to issue, within 90 days following the Operations Date, long-term debt in an amount equal to approximately 50% of its total initial capitalization.

(b) Within 90 days of the closing of such financing, the net proceeds of such financing shall be distributed to the Members that contributed Transmission Assets in accordance with their respective Percentage Interests, exclusive of the Percentage Interests held by Members that did not contribute Transmission Assets, and the Corporate Manager shall redeem Member Units with such proceeds and shall revise Schedule A to reflect such
                                     -----------
distribution. Member Units redeemed shall be valued at the initial value, as set forth in the definition of Member Unit.

SECTION 3.11     No Interest.
                 ------------

      No interest shall be paid on Capital Contributions or on the balance in each Member's Capital Account.

SECTION 3.12    No Third Party Beneficiary.
                ----------------------------

      No creditor or other third party having dealings with the Company shall have the right to enforce the right or obligation of any Member to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Members herein set forth to make Capital Contributions shall be deemed an asset of the Company for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Company or pledged or encumbered by the Company to secure any debt or other obligation of the Company or of any of the Members. In addition, it is the intent of the parties hereto that no distribution to any Member shall be deemed a return of money or other property in violation of the Act.
However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to return such money or property, such obligation shall be the obligation of such Member and not of the Corporate Manager. Without limiting the generality of the foregoing, a deficit Capital Account of a Member shall not be deemed to be a liability of such Member or an asset or property of the Company.

SECTION 3.13    Membership Units as Securities.
                -------------------------------

      Membership Units will not be evidenced by certificates, writings, instruments or other documents. Membership Units shall be deemed to be "securities" as that term is defined in Article
8. The creation and perfection of a security interest in Membership Units will be governed by Article 8.

SECTION 3.14    Month-End Convention.
                ----------------------

      For purposes of this Agreement, all Capital Contributions, other than the initial Capital Contributions, shall be deemed to be received at the end of the month in which they actually are received by the Company.

                                   ARTICLE IV

                             RIGHTS, OBLIGATIONS AND
                         POWERS OF THE CORPORATE MANAGER

SECTION 4.1     Management of the Company.
                --------------------------

(a) Except as otherwise expressly provided in this Agreement, the Corporate Manager shall have full, complete and exclusive discretion to manage and control the business of the Company for
the  purposes   herein   stated,   and  shall  make  all  decisions
affecting the business and assets of the Company. Subject to the restrictions specifically contained in this Agreement, the powers of the Corporate Manager shall include, without limitation, the authority to take all actions on behalf of the Company as provided in Section 2.4 and to take such other action, execute, acknowledge, swear to or deliver such other documents and
instruments,   and   perform  any  and  all  other  acts  that  the
Corporate Manager deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Company. The Corporate Manager shall have all powers as a manager under the Act to do all things necessary and convenient to carry out the Company's business to the fullest extent provided by the Act.

(b) Except as otherwise provided herein, to the extent the duties of the Corporate Manager require expenditures of funds to be paid to third parties, the Corporate Manager shall not have any obligations hereunder except to the extent that Company funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the Corporate Manager, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Company.

SECTION 4.2     Authority of Corporate Manager.
                -------------------------------

      Subject to applicable regulatory approvals, the Corporate Manager may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Company, which Person may, under supervision of the Corporate Manager, perform any acts or services for the Company as the Corporate Manager may approve. Without limiting the foregoing, the Corporate Manager is specifically authorized to execute on behalf of the Company various agreements with the Members, including Closing Escrow Agreements, Asset Contribution Agreements, Subscription Agreements, Attachment Agreements, Service Agreements for Network Integration Transmission Service, Operation and Maintenance Agreements, Transitional Services Agreements, Network Operating Agreements, Bills of Sale, Bill of Sale and Right of Repurchase,
Generation-Transmission         Interconnection         Agreements,
Transmission-Distribution Interconnection Agreements, and any other agreements relating to the acquisition, ownership, operation and maintenance of the Transmission Assets, and any amendments thereto as the Corporate Manager deems appropriate.

SECTION 4.3     Indemnification and Exculpation of Indemnitees.
                -----------------------------------------------

(a)   The Company shall  indemnify an  Indemnitee  from and against any and all expenses (including fees, costs charges, disbursements, attorneys fees and any other expenses incurred in connection with a proceeding) and liabilities (including any obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses) arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Company in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise,  unless  it is  established  that:  (i)  the  Indemnitee failed to deal fairly with the Company or its Members in connection with a matter in which the Indemnitee has a material conflict of interest; (ii) the Indemnitee violated criminal law, unless the Indemnitee had reasonable cause to believe that its conduct was lawful or had no reasonable cause to believe that the conduct was unlawful; (iii) the matter relates to a transaction from which the Indemnitee derived an improper personal profit; or
(iv) the Indemnitee engaged in willful misconduct. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 4.3(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 4.3(a). Any indemnification pursuant to this Section 4.3(a) shall be made only out of the assets of the Company.

(b) The Company may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Company of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized in this Section 4.3 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(c) The indemnification provided by this Section 4.3 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

(d) The Company may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the Corporate Manager shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company's activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) For purposes of this Section 4.3, the Company shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Company or the Corporate Manager also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 4.3; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is not opposed to the best interests of the Company.

(f) In no event may an Indemnitee subject the Non-Managing Members to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 4.3 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 4.3 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i) Any amendment, modification or repeal of this Section 4.3 or any provision hereof shall be prospective only and shall not in any way affect the indemnification of an Indemnitee by the Company under this Section 4.3 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

SECTION 4.4     Liability of the Corporate Manager.
                -----------------------------------

(a) Notwithstanding anything to the contrary set forth in this Agreement, the Corporate Manager shall not be liable for monetary damages to the Company or any Members for losses sustained or liabilities incurred as a result of actions or omissions consistent with the standard to which directors of a Wisconsin corporation are held. The Corporate Manager shall not be in breach of any duty that the Corporate Manager may owe to the Non-Managing Members or the Company or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the Corporate Manager, acting in good faith, abides by the terms of this Agreement.

(b) The Non-Managing Members expressly acknowledge that the Corporate Manager is acting on behalf of the Company and the Corporate Manager's shareholders collectively, that the Corporate Manager is under no obligation to consider the separate interests of the Non-Managing Members (including, without limitation, the tax consequences to Non-Managing Members or the tax consequences of some, but not all, of the Non-Managing Members) in deciding whether to cause the Company to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the Corporate Manager on one hand and the
Non-Managing  Members on the other,  the  Corporate  Manager  shall endeavor in good faith to resolve the conflict. The Corporate Manager shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by Non-Managing Members in connection with such decisions, provided that the Corporate Manager has acted in good faith.

(c) Subject to its obligations and duties as Corporate Manager set forth in Section 4.1 hereof, the Corporate Manager may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The Corporate Manager shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

(d) Notwithstanding any other provisions of this Agreement or the Act, any action of the Corporate Manager on behalf of the Company or any decision of the Corporate Manager to refrain from acting on behalf of the Company, undertaken in the good faith belief that such action or omission is necessary or advisable in order to protect the ability of the Company to continue to be classified as a partnership for federal, state and local income tax purposes, is expressly authorized under this Agreement and is deemed approved by all of the Non-Managing Members.

(e) Any amendment, modification or repeal of this Section 4.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Corporate Manager's liability to the Company and the Non-Managing Members under this
Section 4.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

SECTION 4.5     Corporate Expenses and Administrative Expenses.
                -----------------------------------------------
(a) Except as provided in this Section 4.5 and elsewhere in this Agreement (including the provisions of Article VI regarding distributions, payments and allocations to which it may be entitled), the Corporate Manager shall not be compensated for its services as Corporate Manager of the Company.

(b) Subject to Section 4.6, all Corporate Expenses and Administrative Expenses shall be obligations of the Company, and the Corporate Manager shall be entitled to reimbursement by the Company for any expenditure (including Corporate Expenses and Administrative Expenses) incurred by it on behalf of the Company that shall be made other than out of the funds of the Company.

SECTION 4.6     Outside Activities.
                --------------------

      The Corporate Manager's activities shall be limited to serving as Corporate Manager of the Company and its Subsidiaries.

SECTION 4.7     Title to Company Assets.
                ------------------------

      Except to the extent that the Corporate Manager may possess a nominal fractional undivided interest in the Transmission Assets, title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. Title to any or all of the Company assets may be acquired and held in the name of the Company or for the account of the Company, by the Corporate Manager or one or more nominees, as the Corporate Manager may determine. The Corporate Manager hereby declares and warrants that any Company assets for which legal title is held in the name of the Corporate Manager or any nominee or Affiliate of the Corporate Manager shall be property of the Company under Section
183.0701 of the Act and shall be held by the Corporate Manager for the exclusive use and benefit of the Company in accordance with the provisions of this Agreement. All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the names in which legal title to such Company assets are held.

                                   ARTICLE V

                       ACCOUNTING, TAX AND FISCAL MATTERS

SECTION 5.1     Fiscal and Taxable Year.
                ------------------------

      The Company hereby adopts the calendar year, January 1 through and including December 31, as its fiscal and tax year, except as otherwise may be required by Code Section 706.

SECTION 5.2     Books.
                ------

      The books and records of the Company shall be kept in accordance with usual and customary accounting practices on the accrual method and in accordance with GAAP, FERC's Uniform System of Accounts, and applicable tax requirements.

SECTION 5.3     Records.
                --------

(a) The Company shall keep at its principal place of business all of the following:

(i) A list, kept in alphabetical order, of each past and present Member and manager. The list shall include the full name and last-known mailing address of each Member or manager, the date on which the person became a Member or manager and the date, if applicable, on which the Person ceased to be a Member or manager.

(ii) A copy of the Company's articles of organization and all amendments to the articles.

(iii) Copies of the Company's federal, state and local income or franchise tax returns and financial statements, if any, for the four most recent years or, if such returns and statements are not prepared for any reason, copies of the information and statements provided to, or which should have been provided to, the Members to enable them to prepare their federal, state and local income tax returns for the four most recent years.

(iv) Copies of this Agreement, all amendments hereto and any operating agreements no longer in effect.

(b) Upon reasonable request, a Member may, at the Member's own expense, inspect and copy during ordinary business hours (i) any Company record required to be kept under Section 5.3(a); and (ii) Company work papers pertaining to the determination of the (A) number of Member Units to be issued to each Member as of the Operations Date, and (B) Tax-Exempt Investment Amount.

(c) The Corporate Manager shall provide, to the extent that the circumstances render it just and reasonable, true and full information of all things affecting the Members, including any records relating to the Transmission Assets contributed by such
Member, to any Member or to the legal representative of any Member upon reasonable request of the Member or the legal representative.

(d) The failure of the Company to keep or maintain any of the records or information required under this Section shall not be grounds for imposing liability on any Person for the debts and obligations of the Company.

SECTION 5.4     Company Funds.
                --------------

      The funds of the Company shall be kept in the name of the Company in one or more separate bank accounts with banks or trust companies as selected by the Corporate Manager. Withdrawals from such bank accounts shall be made only by Persons approved by the Corporate Manager.

SECTION 5.5     Tax Returns.
                -------------

(a) The Corporate Manager shall cause the Company to timely file all Company income tax returns required to be filed by the jurisdictions in which the Company conducts business or derives income. By June 30 of each year, the Corporate Manager shall cause to be furnished to each Person who was a Member during the prior fiscal year all available information necessary for inclusion in such person's income tax returns for such year.

(b) Within 45 days following the end of each fiscal quarter, the Corporate Manager shall cause to be forwarded to each Person who was a Member during such quarter, a statement setting forth such Member's share of taxable income for such quarter, it being understood that all such numbers shall be estimates and subject to year-end adjustment, and the Corporate Manager shall have no liability with respect to such numbers as long as they were provided in good faith.

SECTION 5.6     Tax Elections.
                --------------

(a) The Members intend that the Company be treated as a partnership for U.S. federal income tax purposes. Absent the unanimous vote of the Non-Managing Members, no election shall be made by the Company or any Member for the Company to be treated as a corporation, or an association taxable as a corporation, under the Code or any provisions of any state or local laws.

(b) Subject to Section 5.6(a), the Corporate Manager shall have the right, in its sole discretion but after consultation with the Members affected thereby, at any time to make or not to make elections for income tax purposes that are authorized or permitted by any law or regulation (including Code Section 754).

SECTION 5.7     Tax  Matters,  Tax  Elections  and  Special  Basis
                ---------------------------------------------------
Adjustments.
------------

      ATC Management Inc. shall be the initial tax matters member (the "Tax Matters Member") of the Company within the meaning of Code Section 6231. The Tax Matters Member shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Member, and shall manage any administrative tax proceedings conducted at the Company level by the Internal Revenue Service with respect to Company matters. All expenses and fees incurred by the Tax Matters Member on behalf of the Company not otherwise reimbursed shall constitute Corporate Expenses.

      Subject to the provisions of Section 5.6, all other elections required or permitted to be made by the Company under the Code may be made by the Tax Matters Member in accordance with any tax agreement among the Members or in the absence of such agreement, in such manner as determined by the Tax Matters Member, in the exercise of its reasonable discretion, and permitted by the provisions of the Code.

SECTION 5.8     Access to Records.
                -------------------

      Each Member agrees to provide the Company with reasonable access to such Member's books and records as they pertain to the Transmission Assets contributed by such Member.

                                   ARTICLE VI

                          ALLOCATIONS AND DISTRIBUTIONS

SECTION 6.1     Allocations.
                ------------

(a)   Profit  and  Loss.  Profit  and Loss of the  Company  of each
      ------------------
fiscal year of the Company shall be allocated to the Members in accordance with their respective Percentage Interests.

(b)   Minimum Gain  Chargeback.  Notwithstanding  any  provision to
      -------------------------
the contrary, (i) any expense of the Company that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Members' respective Percentage Interests, (ii) any expense of the Company that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Member that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Company Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Company taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2),(3), (4) and (5), items of gain and income shall be allocated among the Members in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Member Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Company taxable year, then, subject to the exceptions set forth in Regulations Section 1.704(2)(g), items of gain and income shall be allocated among the Members in accordance with Regulations
Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Member's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Company within the meaning of Regulations Section 1.752-3(a)(3) shall be such Member's Percentage Interest.

(c)   Qualified  Income  Offset.   If  a  Member  receives  in  any
      --------------------------
taxable year an adjustment, allocation or distribution described in subparagraphs (4), (5) or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Member's Capital Account that exceeds the sum of such Member's shares of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Member shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Member in accordance with this Section 6.1(c), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Member in an amount necessary to offset the income or gain previously allocated to such Member under this Section 6.1(c).

(d)   Capital  Account  Deficits.  Loss shall not be allocated to a
      ---------------------------
Member to the extent that such allocation would cause a deficit in such Member's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4),
(5) and (6)) to exceed the sum of such Member's shares of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the other Members in accordance with their respective Percentage Interests. After the occurrence of an allocation of Loss to a Member in accordance with this Section 6.1(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to such Member in an amount necessary to offset the Loss previously allocated to each Member under this Section 6.1(d).

(e)   Varying  Interests.  If a Member transfers any part or all of
      -------------------
its Membership Interest during a fiscal year of the Company, the distributive shares of the various items of Profit and Loss allocable among the Members during such fiscal year shall be allocated between the transferor and the transferee Member either
(i) as if the Company's fiscal year had ended on the date of the transfer or (ii) based on the number of days of such fiscal year that each was a Member. If the Members' Percentage Interests are adjusted during a fiscal year of the Company, the Profits and Losses for such fiscal year shall be allocated between the part of the year ending on the day when the adjustment occurs and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or
(ii) based on the number of days in each part. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation  of  Profits  and  Losses  for the later  part  shall be based on the adjusted Percentage Interests. The Corporate Manager, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss.

(f)   Definition  of Profit and Loss.  "Profit"  and "Loss" and any
      -------------------------------
items  of  income,  gain,  expense  or  loss  referred  to in  this
Agreement  shall  mean  the  Company's  book  income  or  loss,  as determined in accordance with FERC Books of Accounts and consistent with the principles of maintaining Capital Accounts in accordance with Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 6.1(b), 6.1(c) or 6.1(d). All allocations of income, profit, gain, loss and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 6.1, except as otherwise required by Code Section 704(c) and Regulations Section 1.704-1(b)(4). The Corporate Manager, in consultation with the Members, shall elect the initial methods for allocating items of income, gain and expense as required by Code Section 704(c) with respect to the properties acquired by the Company pursuant to the Asset
Contribution Agreements. With respect to (i) other properties acquired by the Company and (ii) any amounts required to be taken into account using Code Section 704(c) principles due to a revaluation of Company assets pursuant to Section 3.9(b), the
Corporate  Manager  shall  have  the  authority,   as  provided  in
Section 5.6, to elect the method to be used by the Company for allocating items of income, gain and expense as required by Code
Section 704(c) with respect to such properties, and such election shall be binding on all Members.

SECTION 6.2     Cash Available for Distribution.
                --------------------------------

(a) Distributions of Cash Available for Distribution to the Members shall be made in accordance with their respective Percentage Interests and at such times and in such amounts as the Corporate Manager shall determine.

(i) The Corporate Manager hereby declares its intention, subject to the requirements of the Act, to distribute Cash Available for Distribution to the Members on a quarterly basis in an amount approximating 80% of the Company's Profits for such quarter.

(ii) Until the IPO, the record date for a distribution shall be at the end of a quarter of a fiscal year of the Company, and the payment date within 15 days thereafter. Upon an IPO, the Corporate Manager shall set such record dates and payment dates as may be required or appropriate, consistent with the distribution of cash on a quarterly basis.

(b) Any Member that loses the right to use Equity Accounting may, prior to October 1 of any year, notify the Corporate Manager that such Member has elected to receive a distribution of Cash Available for Distribution equal to 100% of its allocable share of the Company's Profits for that year. Any Member may provide the Corporate Manager with standing instructions to that effect that shall prevail unless and until revoked by such Member.

(c)   For any year  during  which a Member's  election  pursuant to
Section 6.2(b) is in effect, the Corporate Manager will, subject to the requirements of the Act and Section 6.2(f), distribute Cash Available for Distribution to such Member during that year in an amount approximating 100% of such Member's allocable share of Profits for the year.

(d) Any amounts received by a Member pursuant to Section 6.2(c) that are in excess of amounts distributed pursuant to Section 6.2(a) shall be applied in redemption of all or a portion of the Member Units held by such Member, effective as of the end of the preceding calendar quarter. For purposes of this Section 6.2(d), each Member Unit shall be valued based upon the aggregate Net
Book Value as of the end of the preceding calendar quarter, divided by the number of Member Units outstanding as of the end of the preceding calendar quarter.

(e) The Members acknowledge that the Corporate Manager's estimate of quarterly Profits of the Company may not be precise, and consequently, recognize the right and obligation of the Corporate Manager to make an adjusting distribution annually once the Company's audited financial statements have been prepared.

(f) If the Company has insufficient Cash Available for Distribution to pay all amounts pursuant to Section 6.2(a) and
Section 6.2(c), it shall pay amounts pursuant to Section 6.2(a) before paying any amounts pursuant to Section 6.2(c). The Company shall use its best efforts to pay amounts pursuant to
Section 6.2(c), but shall not be obligated to borrow funds to enable it to do so. The Company shall pay such amounts as soon as it is able to do so, subject to the prior obligation to make distributions pursuant to Section 6.2(a).

(g) If a new or existing Member acquires an additional Membership Interest in exchange for a Capital Contribution on any date other than the record date for a Company distribution (the "Company Record Date"), the cash distribution attributable to such additional Membership Interest relating to the Company Record Date next following the issuance of such additional Membership Interest shall be reduced in the proportion to (i) the number of days that such additional Membership Interest is not held by such Member bears to (ii) the number of days between such Company Record Date and the immediately preceding Company Record Date.

(h) In no event may a Member receive a distribution of cash with respect to a Member Unit if such Member is entitled to receive a cash dividend as the holder of record of a Company Share for which all or part of such Member Unit has been or will be redeemed.

SECTION 6.3     No Right to Distributions in Kind.
                -----------------------------------

      No Member  shall be  entitled to demand  property  other than cash in  connection  with  any  distributions  by the  Company.  No
Member shall be entitled to withdraw from the Company in accordance with Section 183.0802(3)(a) of the Act, and except as provided in Section 6.2(c), no Member shall be entitled to obtain the return of any part of its Capital Contribution in the Company.

SECTION 6.4     Limitations on Distributions.
                -----------------------------

      Notwithstanding any of the provisions of this Article VI, no Member shall have the right to receive from the Company, and the Company shall not have the right to make, a distribution to any Member, if after giving effect to the distribution, any of the following would occur:

(a) The Company would be unable to pay its debts as they become due in the usual course of business; or

(b) The fair value of the Company's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Members, if any, whose preferential rights are superior to those of the Members receiving the distribution.

SECTION 6.5     Distributions Upon Liquidation.
                -------------------------------

      Upon   liquidation  of  the  Company  in  connection  with  a
Terminating Capital Transaction or otherwise, after payment of, or adequate provision for, debts and obligations of the Company, any remaining assets of the Company shall be distributed to the Members in the following order of priority:

(a) First, toward satisfaction of all outstanding debts and other obligations of the Company;

(b)   Second,  to return to each Tax-Exempt  Member the difference,
if  any,   between  its  Tax-Exempt   Investment   Amount  and  its
Tax-Exempt Ownership Interest; and

(c) Third, the balance, if any, to the Members with positive Capital Accounts in accordance with, and proportional to, their respective positive Capital Account balances.

For purposes of this Section 6.5, the Capital Account of each Member shall be determined after the following adjustments: (i) all adjustments made in accordance with Sections 6.1 and 6.2 resulting from Company operations and from all sales and dispositions of all or any part of the Company's assets, (ii) the distribution to Tax-Exempt Members as provided in Section 6.5(b), and (iii) allocating to the Corporate Manager an amount equal to the excess of (A) the value of the Member Units it received in exchange for Capital Contributions of the proceeds of an issuance of Company Shares over (B) the actual amount of its Capital Contributions (i.e., as a result of any underwriters' discount or other expenses paid or incurred in connection with such issuance). Any distributions pursuant to this Section 6.5 shall be made by the end of the Company's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the Corporate Manager, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

The distributions set forth in this Section 6.5 are intended to comply with the requirement of Regulations Section 1.704-1(b)(2)(ii)(b)(2) that liquidating distributions be made in accordance with positive Capital Accounts. It is intended that such distributions will result in the Members receiving aggregate distributions equal to the amount of distributions that would have been received if the liquidating distributions were made pursuant to Section 6.2. However, if the balances in the Capital Accounts do not result in such intention being satisfied, items of income, gain, loss, deduction and credit will be reallocated among the Members for the fiscal year of the liquidation so as to cause the balances in the Capital Accounts to be, to the extent possible, in the amounts necessary so that such result is achieved.

SECTION 6.6     Substantial Economic Effect.
                ----------------------------

      It is the intent of the Members that the allocations of Profit and Loss under the Agreement have substantial economic effect within the meaning of Code Section 704(b) as interpreted by the Regulations promulgated pursuant thereto. Article VI and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

SECTION 6.7     Quarter-End Convention.
                -----------------------

      For purposes of this Agreement, all distributions (other than a distribution in complete redemption of a Member's Member Interest) shall be deemed to be made at the end of the quarter to which they relate; provided, however, that the proceeds from any debt financing shall be deemed to be made at the end of the month to which they relate.

                                  ARTICLE VII

                          CHANGES IN CORPORATE MANAGER

SECTION 7.1     Transfer  of  the  Corporate   Manager's   Member
                -------------------------------------------------
Interest.
---------

(a) The Corporate Manager shall not transfer all or any portion of its Member Interest or withdraw as Corporate Manager except as provided in or in connection with a transaction contemplated by
Section 7.1(b).

(b) Except as otherwise provided in Section 7.1(c) hereof, the Corporate Manager shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, in each case which results in a change of control of the Corporate Manager (a "Transaction"), unless:

(i) With respect to a Transaction during the first three years following the Operations Date, the consent of all the Non-Managing Members that are Voting Members is obtained, and with respect to a Transaction occurring subsequent to the third anniversary of the Operations Date, the consent of Non-Managing Members that are Voting Members holding more than 50% of the Percentage Interests of the Non-Managing Members that are Voting Members is obtained;

(ii) as a result of such Transaction all Non-Managing Members will receive for each Member Unit an amount of cash, securities or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one Corporate Share in consideration of one Corporate Share, provided that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than 50% of the outstanding Corporate Shares, each holder of Member Units shall be given the option to exchange its
      Member Units for the greatest amount of cash, securities or other property that a Non-Managing Member would have received had it (A) exercised its Redemption Right and (B) sold, tendered or exchanged pursuant to the Offer the Corporate Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer; or

(iii) the Corporate Manager is the surviving entity in the Transaction and either (A) the holders of Corporate Shares do not receive cash, securities or other property in the Transaction or (B) all Non-Managing Members (other than the Corporate Manager or any subsidiary) receive an amount of cash, securities or other property (expressed as an amount per Corporate Share) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities or other property (expressed as an amount per Corporate Share) received in the Transaction by any holder of Corporate Shares.

(c) Notwithstanding Section 7.1(b), the Corporate Manager may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Survivor"), other than Member Units held by the Corporate
Manager, are contributed, directly or indirectly, to the Company as a Capital Contribution in exchange for Member Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the Corporate Manager hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.1(c). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the Corporate Shares Amount and Conversion Factor for a Member Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of Corporate Shares or options, warrants or other rights relating thereto, and to which a holder of Member Units could have acquired had such Member Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of Corporate Shares and make such amendments to Section 8.4 hereof so as to approximate the existing rights and obligations set forth in Section 8.4 as closely  as  reasonably  possible.  The  above  provisions  of this
Section 7.1 shall similarly apply to successive mergers or consolidations permitted hereunder.

      In respect of any transaction described in the preceding paragraph, the Corporate Manager is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Non-Managing Members to recognize income or gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided such efforts are consistent with the exercise of the board of the Corporate Manager's fiduciary duties to the shareholders of the Corporate Manager under applicable law.

(d)   Notwithstanding Section 7.1(b),

(i) a Corporate Manager may transfer all or any portion of its Member Interest to (A) a wholly-owned subsidiary of such Corporate Manager or (B) the owners of all of the ownership interests of such Corporate Manager and following a transfer of all of its Member Interest, may withdraw as Corporate Manager; and

(ii) the Corporate Manager may engage in a transaction required by law or by the rules of any national securities exchange on which the Corporate Shares are listed to be submitted to the vote of the holders of the Corporate Shares.

SECTION 7.2     Admission of a Substitute or Additional  Corporate
                ---------------------------------------------------
                Manager.
                --------

      A Person shall be admitted as a substitute or additional Corporate Manager of the Company only if the following terms and conditions are satisfied:

(a) the Person to be admitted as a substitute or additional Corporate Manager shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a Corporate Manager and all other actions required by herein in connection with such admission shall have been performed; and

(b) if the Person to be admitted as a substitute or additional Corporate Manager is an entity, it shall have provided the Company with evidence satisfactory to counsel for the Company of such Person's authority to become a Corporate Manager and to be bound by the terms and provisions of this Agreement.

SECTION 7.3  Effect of Bankruptcy, Withdrawal or Liquidation of
             --------------------------------------------------
             the Corporate Manager.
             ----------------------

(a) Upon the occurrence of an Event of Bankruptcy as to the Corporate Manager (and its removal pursuant to Section 7.4(a) hereof) or the withdrawal, removal or liquidation of the Corporate Manager, the Company shall be dissolved and terminated unless the Company is continued pursuant to Section 7.3(b) hereof. The merger of the Corporate Manager with or into any entity that is admitted as a substitute or successor Corporate Manager pursuant to Section 7.2 hereof shall not be deemed to be the withdrawal, liquidation or removal of the Corporate Manager.

(b) Following the occurrence of an Event of Bankruptcy as to the Corporate Manager (and its removal pursuant to Section 7.4(a) hereof) or the withdrawal, removal or liquidation of the Corporate Manager, the Non-Managing Members that are Voting Members, within 90 days after such occurrence, may elect to continue the business of the Company by selecting, subject to
Section 7.2 hereof and any other provisions of this Agreement, a substitute Corporate Manager by consent of a majority in interest of the Non-Managing Members that are Voting Members. If the Non-Managing Members elect to continue the business of the
Company and admit a substitute Corporate Manager, the relationship with the Members and of any Person who has acquired an interest of a Member in the Company shall be governed by this Agreement.

SECTION 7.4     Removal of a Corporate Manager.
                -------------------------------

(a)   Except  upon   unanimous   agreement  of  the  Members,   the
Non-Managing Members may not remove the Corporate Manager, with or without cause. Upon the occurrence of an Event of Bankruptcy as to the Corporate Manager, the Corporate Manager shall be deemed to be removed automatically.

(b)   If a  Corporate  Manager  has been  removed  pursuant to this
Section 7.4 and the Company is continued pursuant to Section 7.3 hereof, such Corporate Manager shall promptly transfer and assign its Member Interest in the Company to the substitute Corporate Manager approved by a majority in interest of the Non-Managing Members that are Voting Members in accordance with Section 7.3(b) hereof and otherwise admitted to the Company in accordance with
Section 7.2 hereof. At the time of assignment, the removed Corporate Manager shall be entitled to receive from the substitute Corporate Manager the fair market value of the Member Interest of such removed Corporate Manager as reduced by any damages caused to the Company by such Corporate Manager. Such fair market value shall be determined by an appraiser mutually agreed upon by the Corporate Manager and a majority in interest of the Non-Managing Members that are Voting Members within 10 days following the removal of the Corporate Manager. In the event that the parties are unable to agree upon an appraiser, the removed Corporate Manager and a majority in interest of the Non-Managing Members that are Voting Members each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed Corporate Manager's Member Interest within 30 days of the Corporate Manager's removal, and the fair market value of the removed Corporate Manager's Member Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the Corporate Manager, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed Corporate Manager's Member Interest no later than 60 days after the removal of the Corporate Manager. In such case, the fair market value of the removed Corporate Manager's Member Interest shall be the average of the two appraisals closest in value.

(c) The Member Interest of a removed Corporate Manager, during the time after bankruptcy until transfer under Section 7.4(b), shall be converted to that of a special Non-Managing Member; provided, however, such removed Corporate Manager shall not have any rights to participate in the management and affairs of the Company, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Non-Managing Member. Instead, such removed Corporate Manager shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as Corporate Manager, until the transfer is effective pursuant to Section 7.4(b).

(d) All Members shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this Section.

                                  ARTICLE VIII

               RIGHTS AND OBLIGATIONS OF THE NON-MANAGING MEMBERS

SECTION 8.1     Management of the Company.
                --------------------------

      Except  to  the  extent   provided  in  Section   10.1,   the
Non-Managing Members shall not participate in the management or control of Company business nor shall they transact any business for the Company, nor shall they have the power to sign for or bind the Company, such powers being vested solely and exclusively in the Corporate Manager.

SECTION 8.2     Power of Attorney.
                ------------------

      Each Non-Managing Member hereby irrevocably appoints the Corporate Manager its true and lawful attorney-in-fact, who may act for each Member and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates and instruments as may be deemed necessary or
desirable  by  the  Corporate   Manager  to  carry  out  fully  the
provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Non-Managing Member, or the transfer by the Member of any part or all of its Member Interest.

SECTION 8.3     Limitation on Liability of Non-Managing Members.
                ------------------------------------------------

      No Non-Managing Member shall be liable for any debts, liabilities, contracts or obligations of the Company. A Non-Managing Member shall be liable to the Company only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Non-Managing Member shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Company.

SECTION 8.4     Redemption Right.
                -----------------

(a) Subject to Sections 8.4(b), 8.4(c), and 8.4(d), each Non-Managing Member shall have the right, commencing on the third anniversary of the Operations Date (the "Redemption Right"), to require the Company to redeem on a Specified Redemption Date all or a portion of the Member Units held by such Non-Managing Member at a redemption price equal to and in the form of the Cash Amount to be paid by the Company, provided that such Member Units shall have been outstanding for at least twelve months immediately prior to such third anniversary. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Company (with a copy to the Corporate Manager) by the Non-Managing Member who is exercising the Redemption Right (the "Redeeming Member"); provided, however, that the Company shall not be obligated to satisfy such Redemption Right if the Corporate Manager elects to purchase the Member Units subject to the Notice of Redemption; and provided, further, that no Non-Managing Member may deliver more than two Notices of Redemption during each calendar year. A Non-Managing Member may not exercise the Redemption Right for less than 5,000 Member Units or, if such Non-Managing Members holds less than 5,000 Member Units, all of the Member Units held by such Member. The Redeeming Member shall have no right, with respect to any Member Units so redeemed, to receive any distribution paid with respect to Member Units if the record date for such distribution is on or after the Specified Redemption Date.

(b) Notwithstanding the provisions of Section 8.4(a), a Non-Managing Member that exercises the Redemption Right shall be deemed to have offered to sell the Member Units described in the Notice of Redemption to the Corporate Manager, and the Corporate Manager may, in its sole and absolute discretion, elect to purchase directly and acquire such Member Units by paying to the Redeeming Member either the Cash Amount or the Corporate Shares Amount, as elected by the Corporate Manager (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the Corporate Manager shall acquire the Member Units offered for redemption by the Redeeming Member and shall be treated for all purposes of this Agreement as the owner of such Member Units. If the Corporate Manager shall elect to exercise its right to purchase Member Units under this Section 8.4(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Member within five Business Days after the receipt by the Corporate Manager of such Notice of Redemption.

      In the event the Corporate Manager shall exercise its right to purchase Member Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.4(b), the Company shall have no obligation to pay any amount to the Redeeming Member with respect to such Redeeming Member's exercise of such Redemption Right, and each of the
Redeeming Member, the Company and the Corporate Manager shall treat the transaction between the Corporate Manager and the Redeeming Member for federal income tax purposes as a sale of the Redeeming Member's Units to the Corporate Manager. Each Redeeming Member agrees to execute such documents as the Corporate Manager may reasonably require in connection with the issuance of Corporate Shares upon exercise of the Redemption Right.

(c) Any Cash Amount to be paid to a Redeeming Member pursuant to this Section 8.4 shall be paid on the Specified Redemption Date; provided, however, that the Corporate Manager may elect to cause the Specified Redemption Date to be delayed for up to an additional 180 days to the extent required for the Corporate Manager to cause additional Corporate Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the Corporate Manager agrees to use its best efforts to cause the closing of the acquisition of redeemed Member Units hereunder to occur as quickly as reasonably possible.

(d) The exercise by Members of their Redemption Rights shall be subject to the provisions of Section 9.2(c). The rights provided by this Section 8.4 shall be in lieu of any rights provided to the Members under Wisconsin Statutes Section 196.485(3m)(c)4.

SECTION 8.5     Registration.
                -------------

(a) Registration of the Corporate Shares. Upon the earlier of the fourth anniversary of the Operations Date or the one-year anniversary of the IPO, the Corporate Manager agrees to file with the Commission a registration statement under the Securities Act (a "Registration Statement") covering the resale of all of the
Corporate Shares that may be issued upon redemption of such Member Units pursuant to Section 8.4 ("Redemption Shares") in the event that the Non-Managing Members, as a group, request registration covering the resale of at least 1,000,000 Corporate Shares; provided however, that only two such registrations may occur each year. Notwithstanding the foregoing, the Corporate Manager shall not be obligated to effect a registration pursuant to this Section 8.5(a) during the period starting with the date 45 days prior to the Corporate Manager's estimated date of filing of, and ending on a date 180 days following the effective date of, a registration statement pertaining to an underwritten public offering of Corporate Shares for the account of the Corporate Manager. If, while a registration request is pending pursuant to this Section 8.5(a), the Corporate Manager has determined in good faith that (i) the filing of a registration statement could jeopardize or delay any contemplated material transaction other than a financing plan involving the Corporate Manager or would require the disclosure of material information that the Corporate Manager had a bona fide business purpose for preserving as confidential; (ii) the Corporate Manager then is unable to comply with requirements of the Commission applicable to the requested registration (notwithstanding its best efforts to so comply) or
(iii) or the Corporate Manager has not received any state approval, the Corporate Manager shall not be required to effect a registration pursuant to this Section 8.5(a) until the earlier of
(x) the date upon which such contemplated transaction is completed or abandoned or such material information is otherwise disclosed to the public or ceases to be material or the Corporate Manager is able to so comply with applicable Commission requirements or received state approvals, as the case may be, or
(y) 45 days after the Corporate Manager makes such good-faith determination. The Non-Managing Members also may request "piggyback" registration of their Redemption Shares. Upon any of such requests, the Corporate Manager will:

(A)   provide  written notice of such request within 10 days of the receipt of such request to the Non-Managing Members not a party to the request;

(B)   use its best  efforts  to have  such  Registration  Statement declared effective by the Commission and to keep it effective for a period of 180 days (the "Effective Period");

(C)   give each holder of Redemption  Shares,  their  underwriters, if any, and their counsel and accountants a reasonable opportunity to participate in the preparation of the Registration Statement and give such persons reasonable access to its books, records, officers and independent public accountants;

(D)   furnish to each holder of  Redemption  Shares such numbers of copies of prospectuses, and supplements or amendments thereto, and such other documents as such holder reasonably requests;

(E)   register   or   qualify   the   securities   covered  by  the
           Registration Statement under the securities or blue sky laws of such jurisdictions within the United States as any holder of Redemption Shares shall reasonably request, and do such other reasonable acts and things as may be required of it to enable such holders to consummate the sale or other disposition in such jurisdictions of the Redemption Shares; provided, however, that the Corporate Manager shall not be required to (i) qualify as a foreign corporation or consent to a general or unlimited service or process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities;

(F)   furnish,  at the request of the holders of Redemption Shares, on the  date  Redemption  Shares  are  delivered  to the
           underwriters for sale pursuant to such registration, or, if such Redemption Shares are not being sold through underwriters, on the date the Registration Statement with respect to such Redemption Shares becomes effective, (A) a securities opinion of counsel representing the Corporate Manager for the purposes of such registration covering such legal matters as are customarily included in such opinions and (B) letters of the firm of independent public accountants that certified the financial statements included in the Registration Statement, addressed to the underwriters, covering substantially the same matters as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such holders (or the underwriters, if any) may reasonably request;

(G)   otherwise use its best efforts to comply with all  applicable rules and regulations of the Commission;

(H)   enter into and  perform an  underwriting  agreement  with the managing underwriter, if any, selected as provided herein, containing customary (A) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions and (B) representations, warranties, covenants, indemnities, terms and conditions; and

(I)   keep the holders of the  Redemption  Shares advised as to the initiation and progress of the Registration Statement.

      The Corporate Manager further agrees to supplement or make amendments to each Registration Statement, if required by the Commission's rules, regulations or instructions applicable to the registration form utilized by the Corporate Manager or by the Securities Act or rules and regulations thereunder for such Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a Registration Statement is delayed or suspended or it ceases to be available for sales of Redemption Shares thereunder, the Effective Period shall be extended by the
aggregate   number   of   days  of  such   delay,   suspension   or
unavailability.

(b) Listing on Securities Exchange. If the Corporate Manager shall list or maintain the listing of any Corporate Shares on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of the Redemption Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such Redemption Shares.

(c) Registration Not Required. Notwithstanding the foregoing, the Corporate Manager shall not be required to file or maintain the effectiveness of a registration statement relating to Redemption Shares after the first date upon which, in the opinion of counsel to the Corporate Manager, all of the Redemption Shares covered thereby could be sold by the holders thereof in any period of three months pursuant to Rule 144 under the Securities Act, or any successor rule thereto.

(d) Allocation of Expenses. The Company shall pay all expenses in connection with the Registration Statement, including without limitation (i) all expenses incident to filing with the National Association of Securities Dealers, Inc., (ii) registration fees,
(iii) printing expenses, (iv) accounting and legal fees and expenses, except to the extent holders of Redemption Shares elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by the Corporate Manager or the Company,
(v) accounting expenses incident to or required by any such registration or qualification and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, the Company shall not be liable for (A) any discounts or commissions to any underwriter or broker attributable to the sale of Redemption Shares, (B) the fees and expenses of counsel to the Non-Managing Members or (C) any fees or expenses incurred by holders of Redemption Shares in connection with such registration that, according to the written instructions of any regulatory authority, the Company is not permitted to pay.

(e) It shall be a condition precedent to the obligations of the Corporate Manager to take any action pursuant to this Section 8.5 that the Non-Managing Members proposing to sell Corporate Shares shall furnish to the Corporate Manager such information regarding them, the Corporate Shares held by them, and the intended method of disposition of such securities and such other matters as may be required by the 1933 Act and other applicable laws and regulations as the Corporate Manager shall request and as shall be required in connection with the action to be taken by the Corporate Manager.

(f)   Indemnification.

(i) In connection with the Registration Statement, the Corporate Manager and the Company agree to indemnify holders of Redemption Shares within the meaning of Section 15 of the
      Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in the Registration Statement, preliminary prospectus or prospectus (as amended or supplemented if the Corporate Manager shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement, alleged untrue statement, omission, or alleged omission based upon information furnished to the Corporate Manager expressly for use therein. The Corporate Manager and each officer, director and controlling person of the Corporate Manager shall be indemnified by each holder of Redemption Shares covered by the Registration Statement for all such losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any such untrue, or alleged untrue, statement or any such omission, or alleged omission, based upon information furnished to the Corporate Manager expressly for use therein in a writing signed by the holder.

(ii)  Promptly  upon  receipt  by a party  indemnified  under  this
      Section 8.6(f) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 8.5(f), such indemnified party shall notify the Corporate Manager in writing of the commencement of such action, but the failure to so notify the Corporate Manager shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.5(f) unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the Corporate Manager as above provided, the Corporate Manager shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the Corporate Manager or the Company agrees to pay the same, (ii) the Corporate Manager fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the Corporate Manager by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the Corporate Manager shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

(g)   Contribution.

(i) If for any reason the indemnification provisions contemplated by Section 8.5(f) are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the party that would otherwise be required to provide indemnification or the indemnifying party (in either case, for purposes of this Section 8.5(g), the "Indemnifying Party") in respect of such losses, claims, damages or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this Section 8.5(g), the "Indemnified Party") as a result of such losses, claims, damages, liabilities or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any holder of Redemption Shares covered by the Registration Statement be required to contribute an amount greater than the dollar amount of the proceeds received by such holder from the sale of Redemption Shares pursuant to the registration giving rise to the liability.

(ii)  The  parties  hereto  agree  that it  would  not be just  and equitable if  contributions  pursuant to this Section  8.5(g)
      were determined by pro rata  allocation  (even if the holders or any  underwriters  or  all of  them  were  treated  as one
      entity  for  such   purpose)  or  by  any  other   method  of
      allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(iii) The contribution provided for in this Section 8.5(g) shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party.

                                   ARTICLE IX

                                    TRANSFER

SECTION 9.1     Purchase Not for Distribution.
                ------------------------------

(a) Each Member hereby represents and warrants to the Company that the acquisition of its Member Interest is made as a principal for its account and not with a view to the resale or distribution of such Member Interest.

(b) Each Member agrees that it will not sell, assign or otherwise transfer its Member Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the Company set forth in Section 9.1(a) above and similarly agree not to sell, assign or transfer such Member Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

SECTION 9.2     Restrictions on Transfer of Member Interests.
                ---------------------------------------------

(a) Except as permitted pursuant to Section 9.3, no Member may offer, sell, assign, or otherwise transfer all or any portion of its Member Interest, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer"), until the third anniversary of the Operations Date; provided, however, that the foregoing shall not prohibit the pledge or hypothecation of any Member's interest for financing purposes. Any such purported Transfer shall be considered to be null and void ab initio and shall not be given effect.

(b) Prior to the consummation of any Transfer under this Article IX, the transferor and/or the transferee shall deliver to the Corporate Manager such opinions, certificates and other documents as the Corporate Manager shall reasonably request in connection with such Transfer.

(c) Notwithstanding any other provision of this Agreement, including the provisions of Section 8.4 and Section 9.3, no Member may effect a Transfer of its Member Interest, in whole or in part:

(i) If, in the opinion of legal counsel for the Company, such proposed Transfer would require the registration of the Member Interest under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards);

(ii) If in the opinion of legal counsel for the Company, such Transfer would cause the Company to be regarded as a publicly-traded partnership under Code Section 7704; or

(iii) If such proposed Transfer would cause a termination of the partnership for tax purposes under Code Section 708(b)(1)(B) (because of the Transfer in any 12-month period of 50% or more of the capital and profits of the Company).

(d) Any Member that desires to Transfer all or any portion of its Member Interest other than a pledge or hypothecation of Member Interests for financing purposes (including exchanging
Member Units for Corporate Shares) shall notify the Corporate Manager of its intention to Transfer, the number of Member Units proposed to be sold, and the date on which the Transfer is proposed to occur, which shall be at least 45 days after the date of such notice. The Corporate Manager shall thereupon promptly provide such information to the other Members. Any Member that proposes to sell its Members Interests within the ensuing 12 months after the proposed date of sale shall notify the Corporate Manager of the number of Member Units proposed to be sold by such Member.

(i) If the total number of Member Units proposed to be transferred by all the Members is less than 50% of the total number of outstanding Member Units, then all such Members shall be entitled to Transfer the Member Units proposed to be transferred by them.

(ii) If the total number of Member Units proposed to be transferred by all the Members equals or exceeds 50% of the total number of outstanding Member Units, then each such Member shall be entitled to Transfer that number of Units proposed to be transferred by it multiplied by a fraction the numerator of which is such Member's Percentage Interest and the denominator of which is all such Members' Percentage Interests.

(iii) If any Member does not Transfer at least one-half the number of Units proposed to be transferred by it within 90 days of the date specified in such Member's notice to the Corporate
      Manager, such Member will not be permitted to sell any Member Units owned by it for the 12-month period commencing on the date specified in such Member's notice to the Corporate Manager.

SECTION 9.3     Permitted Transfers.
                --------------------

(a) During the first three years following the Operations Date, any Member may offer all or any portion of its Member Interest to other Members at a price per Member Unit equal to the quotient of the Net Book Value as of the end of the most recent calendar quarter divided by the number of Member Units outstanding as of such date.

(i) Upon the request of any Member specifying the number of Member Units proposed to be sold (which shall be irrevocable), the Company shall advise the other Members of the proposed sale and the number of Member Units allocated for purchase by each Member based upon their Percentage Interests, exclusive of the selling Member. Each Member shall have 30 days to indicate its interest in purchasing all or a portion of the number of Member Units allocated to it. If any Member Units remain unsold, the Company shall advise the remaining Members, which shall have the right to purchase the remaining Member Units in accordance with their respective Percentage Interests exclusive of the selling Member and non-purchasing Members.

(ii) The closing for any such sale shall occur within 45 days following the initial notice to the Members of the sale.

(b)   Subject to any required regulatory approvals,

(i) any Member may transfer its Member Interest, at any time, to a Person, so long as such Person is and remains 100%
      directly or indirectly owned by the Member, the related Electric Utility (if different than the Member) or the related holding company. In the event that prior to the third anniversary of the Operations Date, such Person, or any other direct or indirect parent of such Person, is proposed to be sold, the interest of such Person in the Company shall first be transferred to a Person 100% directly or indirectly owned by the related Electric Utility or holding company; and

(ii) with respect to a Member that has members, such Member may transfer its Membership Interest to its members or to another entity owned by such Members.

(c) A Member may Transfer its Member Interest in connection with such Member's merger, consolidation, or sale of all or substantially all of its assets, so long as the surviving or purchasing entity shall execute a counterpart of this Agreement to evidence its assent hereto.

SECTION 9.4     Admission of Substitute Member.
                --------------------------------

(a) Subject to the other provisions of this Article IX, an assignee of the Member Interest of a Non-Managing Member (which shall be understood to include any purchaser, transferee, donee or other recipient of any disposition of such Member Interest) shall be deemed admitted as a Member of the Company only with the consent of the Corporate Manager (which shall not be unreasonably withheld) and upon the satisfactory completion of the following:

(i)   The  assignee  shall have  accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Schedule A, and such other documents or instruments as the
      ------------
      Corporate Manager may require in order to effect the admission of such Person as a Member.

(ii) To the extent required, an amended certificate evidencing the admission of such Person as a Member shall have been signed, acknowledged and filed for record to the extent required by the Act.

(iii) The assignee shall have delivered a letter containing the representation set forth in Section 9.1(a) hereof and the agreement set forth in Section 9.1(b) hereof.

(iv) If the assignee is an entity, the assignee shall have provided the Corporate Manager with evidence satisfactory to counsel for the Company of the assignee's authority to become a Member under the terms and provisions of this Agreement.

(v)   The  assignee   shall  have  executed  a  power  of  attorney
      containing the terms and provisions set forth in Section 8.2 hereof.

(vi) The assignee shall have paid all legal fees and other expenses of the Company and the Corporate Manager and filing and publication costs in connection with its substitution as a Member.

(b) For the purpose of allocating Profits and Losses and distributing cash received by the Company, a Substitute Member shall be treated as having become, and appearing in the records of the Company as, a Member at the end of the month in which the filing of the certificate described in Section 9.4(a)(ii) hereof occur or if no such filing is required, the later of the date specified in the transfer documents or the date on which the
Corporate Manager has received all necessary instruments of transfer and substitution.

(c) The Corporate Manager shall cooperate with the Person seeking to become a Substitute Member by preparing the documentation required by this Section and making all official filings and publications. The Company shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article IX to the admission of such Person as a Member of the Company.

SECTION 9.5     Rights of Assignees of Members Interests.
                -----------------------------------------

(a) Subject to the provisions of Sections 9.2 and 9.3 hereof, except as required by operation of law, the Company shall not be obligated for any purposes whatsoever to recognize the assignment by any Member of its Member Interest until the Company has received notice thereof.

(b) Any Person who is the assignee of all or any portion of a Member Interest, but does not become a Substitute Member and desires to make a further assignment of such Member Interest, shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Member desiring to make an assignment of its Member Interest.

SECTION 9.6     Effect  of   Bankruptcy  or   Termination   of  a
                -------------------------------------------------
                Non-Managing Member.
                --------------------

      The   occurrence   of  an  Event  of   Bankruptcy   as  to  a
Non-Managing   Member  or  the  dissolution  or  termination  of  a
Non-Managing Member shall not cause the termination or dissolution of the Company, and the business of the Company shall continue. The trustee or receiver of a bankrupt Non-Managing Member, or its representative shall have the rights of such Member for the purpose of settling or managing its property and such power as the bankrupt, dissolved or terminated Member possessed to assign all or any part of its Member Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Member.

SECTION 9.7     Month-End Convention.
                ---------------------

      For  purposes  of this  Agreement,  all  transfers  of Member
Interests shall be deemed to take place at the end of the month in which the transfer actually occurs.

                                   ARTICLE X

                               AMENDMENTS; MERGER

SECTION 10.1    Amendments.
                ------------

      This Agreement may be amended with the consent of a majority of the Voting Members per capita; provided, however, that the Wisconsin public utility Affiliates of WPSLLC and WPLLLC shall exercise all voting rights with respect to the interests held by such Persons and their Affiliates; and provided further that the following amendments shall require the consent of all of the Voting Members and, if any proposed amendment pursuant to Sections 10.1(b), (c) or (g) would accord different treatment to the Members who are not Voting Members than those who are Voting Members, the consent of a majority of Members (by Percentage Interest) who are not Voting Members:

(a) any amendment to modify the provisions of Section 3.2(g), 3.3, 3.4, 3.5, 3.6, or 9.3(a) with respect to the ability of a Member to increase its Percentage Interest in the Company;

(b) any amendment to modify the provisions of Article VI relating to the allocation of Profits and Losses and the
distribution  of  cash  to  Members,   except  in  accordance  with
Section  3.7;  provided,   however,  the  dividend  rate  shall  be
subject to adjustment by a majority vote of the board of directors of the Corporate Manager;

(c) any amendment of Section 3.8 or the method of determining the Tax-Exempt Investment Amount (including the methodology used in Schedule B);

(d)   any   amendment   that  would   impose  on  the  Members  any
obligation  to  make  additional   Capital   Contributions  to  the
Company;

(e)   any amendment that would remove the Corporate Manager;

(f)   any amendment to Section 2.7; or

(g)   any amendment to this Article X.

(h) any amendment of a provision hereto that incorporates or embodies a provision of the Reliability 2000 Legislation.

SECTION 10.2    Merger.
                --------

      Subject to any applicable regulatory approvals, the Corporate Manager, without the consent of the Members, may (i) merge or consolidate the Company with or into any other domestic or foreign partnership, limited partnership, limited liability company or corporation in a transaction pursuant to Section 7.1(b), (c) or (d) hereof, or (ii) sell the assets of the Company; provided, however, that, until the third anniversary of the Operations Date, any merger, consolidation, or sale of all or substantially all of the assets of the Company shall require the consent of all the Voting Members.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1    Notices.
                ---------

      All notices, consents, requests, demands, offers, reports or other communications required or permitted to be given pursuant to this Agreement shall be in writing and considered properly given or made when personally delivered to the person entitled thereto, when sent by certified or registered United States mail in a sealed envelope, with postage prepaid, or when sent by overnight courier, addressed, if to the Company, at its address set forth in Section 2.1, and if to a Member, to the address set forth opposite such member's name on Schedule A. Any Member may
                                         ----------
change his address by giving notice to the Corporate Manager. The Company may change its address by giving notice to each of its Members.

SECTION 11.2     Entire Agreement.
                -----------------

      This  Agreement   embodies  the  entire   understanding   and
agreement   among  the  Members   concerning   the   Company,   and
supersedes any and all prior negotiations, understandings or agreements with respect thereto.

SECTION 11.3    Interpretation and Construction.
                --------------------------------

      The headings and captions in this Agreement are inserted for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision hereof. The references to Sections and Articles in this Agreement are to the Sections and Articles of this Agreement, except where otherwise indicated. Where the context so requires, the masculine shall include the feminine and the neuter, and singular shall include the plural.

SECTION 11.4    Counterparts.
                -------------

      This Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument.

SECTION 11.5    Binding on Successors.
                ----------------------

      This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the Members and their respective successors and assigns.

SECTION 11.6    Severability.
                -------------

      If  any  provision  of  this  Agreement  or  the  application thereof to any Person or circumstance shall, to any extent, be held invalid or unenforceable in any jurisdiction, the validity and enforceability of the remainder of this Agreement or the application of such provision to any other Persons or circumstances shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the extent permitted by law in every jurisdiction.

SECTION 11.7    Rights and Remedies.
                --------------------

      The rights and remedies provided this Agreement are cumulative, and the use of any one right or remedy by any party shall not preclude or waive its right to the use of any or all other rights and remedies. Such rights and remedies are given to such party in addition to any other rights and remedies such party may have by law, rule, regulation or otherwise.

SECTION 11.8    Economic Benefit.
                -----------------

(a) This Agreement evidences the intent of the Members with respect to the matters covered hereby, and reflects the agreed allocation of benefits and burdens among the Members. If, as a consequence of regulatory reviews or approvals, certain changes are required, the Members agree to negotiate in good faith so as to restore, as much as practically feasible, the original allocation of benefits and burdens among the Members.

(b) Each Member agrees that the agreements set forth herein and in the other documents pertaining to the formation of the Company and the Corporate Manager reflect extensive negotiations and compromises among the Members. To that end, each Member agrees that any filings or communications by it with any regulatory authority will not contradict the positions set forth herein, in the Asset Contribution Agreement and Subscription Agreement, the Amended and Restated Articles of Incorporation and By-laws of the Corporate Manager and the Shareholders Agreement, and further, that any filings or communications by it with any regulatory authority will support, to the extent applicable, the positions set forth herein and in such other documents, excluding issues concerning the Company's tariff and rates. Each Member shall retain its right to take independent legal or regulatory positions regarding any other aspect of the Company, including its tariff and rates.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.


                               ATC Management, Inc.


                               By:
                               ____________________________________
                               Name:
                               Title:

                               Wisconsin Electric Power Company


                               By:
                               ____________________________________
                               Name:
                               Title:

                               Wisconsin Power and Light Company,
                               for itself and as manager of WPL
                               TRANSCO LLC



                               By:
                               ____________________________________
                               Name:
                               Title:

                               Wisconsin Public Service
                               Corporation, for itself and as the
                               sole member of WPS INVESTMENTS, LLC



                               By:
                               ____________________________________
                               Name:
                               Title:

                               Madison Gas and Electric Company

                               By:
                               ____________________________________
                               Name:
                               Title:

                               Wisconsin Public Power Inc.



                               By:
                               ____________________________________
                               Name:
                               Title:

                               Edison Sault Electric Company


                               By:
                               ____________________________________
                               Name:
                               Title:

                               South Beloit Water, Gas and
                               Electric Company


                               By:
                               ____________________________________
                               Name:
                               Title:


                                                                                                                         Schedule A

                    Member                      Initial Capital Contribution       Number of Units             Percentage Interest
                    -------                       or Contribution Value            ---------------             -------------------
                                                  --------------------------
ATC Management Inc.                                        $______                        _____                        _____%
N16 W23217 Stone Ridge Dr.
Waukesha, WI  53187

Edison Sault Electric Company                              $______                        _____                        _____%
725 East Portage Avenue
Sault Ste. Marie, MI  49783

South Beloit Water, Gas and Electric Company               $______                        _____                        _____%
222 West Washington
Madison, WI  53703

Wisconsin Electric Power Company                           $______                        _____                        _____%
231 West Michigan Street
Milwaukee, WI 53203

WPLLLC                                                     $______                        _____                        _____%
c/o Wisconsin Power and Light Company
222 West Washington
Madison, WI 53703

WPS Investments, LLC                                       $______                        _____                        _____%
c/o Wisconsin Public Service Corporation
700 North Adams Street
[P.O. Box 19001, 54307]
Green Bay, WI 54034

Madison Gas and Electric Company                           $______                        _____                        _____%
P.O. Box 1231
Madison, WI 53701-1231

Wisconsin Public Power Inc.                                $______                        _____                        _____%
1425 Corporate Center Drive
Sun Prairie, WI 53590-9109


                                                          EXHIBIT A
                                                          ---------


              NOTICE OF EXERCISE OF REDEMPTION RIGHT

      In accordance with Section 8.4 of the Operating Agreement (the "Agreement") of American Transmission Company LLC (the "Company"), the undersigned hereby irrevocably (i) presents for redemption ________ Member Units in the Company in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.4 thereof, (ii) surrenders such Member Units and all right, title and interest therein and (iii) directs that the Cash Amount or Corporate Shares Amount (as defined in the Agreement), as determined by the Corporate Manager (as defined in the Agreement), deliverable upon exercise of the Redemption
Right,  be  delivered  to  the  address  specified  below,  and  if
Corporate Shares (as defined in the Agreement) are to be delivered, such Corporate Shares be registered or placed in the name(s) and at the address(es) specified below.


Dated:________ __, _____


Name of Member:




                               ______________________________
                               (Signature of Member)
                               ______________________________
                               (Mailing Address)
                               ______________________________
                               (City)    (State)   (Zip Code)

                               Signature Guaranteed by:
                               ______________________________

If    Corporate    Shares   are   to   be    issued,    issue   to:
______________________________


Please   insert   social    security   or    identifying    number:
__________________________


Name:______________________________________________________________

                                                          EXHIBIT B
                                                          ---------


                               DISPUTE RESOLUTION

                                   PROVISIONS


                                   ARTICLE I

                          APPLICABILITY AND DEFINITIONS

SECTION 1.1     Applicability.
                ---------------

      The dispute resolution procedures set forth herein shall be applicable, under the conditions hereinafter provided, to all disputes relating to the interpretation and application of the terms and conditions of the Transco Agreements arising between or among the Members (whether as Members or as a party to a Transco Agreement), between the Members and the Company; provided, however, that these dispute resolution procedures do not apply to any matters covered by the dispute resolution procedures of the OATT. Nothing in this Exhibit is intended to restrict or expand existing state or federal laws or regulatory authorities.

SECTION 1.2     Definitions.
                -------------

      Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Operating Agreement to which these Dispute Resolution Provisions are attached. The following terms shall have the meanings set forth below:

      "Committee"   means  the   Alternative   Dispute   Resolution
Committee established by the Board of Directors of the Corporate Manager in accordance with Article V to this Exhibit.

      "Corporate Manager Governing Documents" means the Amended and Restated Articles of Incorporation and Amended and Restated By-laws of the Corporate Manager, and the Shareholders Agreement between the Corporate Manager and the Class B Shareholders named therein, as the same may be amended from time to time.

      "FPA" means the Federal Power Act, as amended.

      "Members" means the Members of the Company, including the Corporate Manager acting in its capacity as manager.

      "OATT" means open access transmission tariff of the Company currently approved by FERC.

      "Transco Agreements" means the Operating Agreement, the Asset Contribution Agreements, the Subscription Agreements, the Corporate Manager Governing Documents, the Service Agreements for Network Integration Transmission Service, Operations & Maintenance Agreements, Attachment Agreements, Transitional Services Agreement, Network Operating Agreements,
Generation-Transmission         Interconnection         Agreements,
Transmission-Distribution Interconnection Agreements, Alliant Operating Agreement, Forming Party Agreement, and all Schedules, Exhibits and Appendices to such Agreements.

                                   ARTICLE II

                     INFORMAL DISPUTE RESOLUTION PROCEDURES

SECTION 2.1     When Required.
                --------------

      Any dispute subject to the procedures specified in this Exhibit shall be subject first to the informal dispute resolution procedures specified herein.

SECTION 2.2     Procedures.
                -----------

(a) The Company and each Member shall designate an employee or representative who shall be its initial contact for resolving disputes involving them as to matters governed by the Transco Agreements. Each party to such a dispute shall first raise all issues regarding the dispute with the designated representative of the other party or parties to such dispute. The designated representatives shall work together to resolve the relevant issues in a manner that meets the interests of such parties, or until the issues are referred to the designated officers of the parties as set forth in Section 2.2(b).

(b) The Company and each Member shall designate a representative who shall review disputes subject to this Exhibit that its designated representatives are unable to resolve. In the case of the Company, this officer shall be designated by the Board of Directors of the Corporate Manager. The applicable officers of the parties involved in such dispute shall work together to resolve the disputes so referred in a manner that meets the interests of such parties, either until such resolution is reached, or until an impasse is declared by any party to such dispute.

                                  ARTICLE III

                                   MEDIATION

SECTION 3.1     When Available.
                ---------------

      If the parties agree, any dispute subject to this Exhibit may be subject to non-binding mediation subsequent to informal dispute resolution, but prior to the initiation of arbitration, regulatory, judicial, or other dispute resolution proceedings.
The parties that elect mediation shall notify the Committee in writing of the election to mediate.

SECTION 3.2     Procedures.
                ------------

(a) A neutral mediator shall be selected by the Chair of the Committee after consultation with the parties involved in the dispute. The Chair of the Committee also may consult with the other representatives on the Committee concerning the selection of a mediator. The mediator selected shall (i) be knowledgeable in the subject matter of the dispute, and (ii) have no official, financial, or personal conflict of interest with respect to the parties or the issues involved in the dispute, unless such interest is fully disclosed in writing to all parties involved in the dispute and all such parties waive in writing any objection to the interest.

(b) The parties involved in the dispute shall attempt in good faith to resolve their dispute in accordance with the procedures and timetable established by the mediator. In furtherance of the mediation efforts, the mediator may, among other actions:

(i)   Require   representatives   of  such  parties  who  have  the
      authority to settle such dispute to meet for face-to-face discussions, with or without the mediator;

(ii)  Act as an intermediary between such parties;

(iii) Require such parties to submit written statements of issues and positions;

(iv) Require such parties to exchange relevant information with respect to the dispute; and

(v) If requested by such parties at any time in the mediation process, provide a written recommendation on resolution of the dispute including, if requested, the mediator's assessment of the merits of the principal positions being advanced by each such party.

(c) If the parties are unable to resolve the dispute at or in connection with this meeting, then, (i) any party involved in the dispute may commence such arbitration proceedings, or such judicial, regulatory, or other proceedings as may be appropriate as permitted by the provisions of Section 4.1 of this Exhibit;
 (ii) the statements made by any party in connection with such mediation shall not be admissible for any purpose in any subsequent arbitration, administrative, judicial or other proceeding; (iii) the recommendation of the mediator shall have no further force or effect and shall not be admissible for any purpose in any subsequent arbitration, administrative, judicial, or other proceeding; and (iv) the mediator may not be compelled to testify concerning the mediation in any subsequent arbitration, judicial, or other proceeding.

SECTION 3.3     Costs.
                -------

      The costs of the time, expenses, and other charges of the mediator and common costs of the mediation process shall be borne by the parties involved in the dispute, with each side (treating all parties as aligned with either the plaintiff side or the defendant side of the dispute) in the mediated matter bearing one-half of such costs. Each party involved in the dispute shall bear its own costs and attorney's fees incurred in connection with any mediation under this Article III.

                                   ARTICLE IV

                                   ARBITRATION

SECTION 4.1     When Required.
                --------------

      Any dispute subject to this Exhibit that has not been resolved through the informal or mediation procedures specified herein shall be resolved by arbitration in accordance with the procedures specified herein; provided, however, that unless all parties agree to arbitrate, (a) any dispute subject to the jurisdiction of any regulatory authority shall only be heard by such regulatory authority, and (b) any dispute wherein one party seeks an injunction or other equitable relief shall be heard only by a court having jurisdiction over the matter.

SECTION 4.2     Initiation.
                ------------

(a) A party to a dispute that wishes to commence arbitration proceedings shall send a written demand for arbitration to an officer or managing or general agent (or other agent authorized by appointment or law to receive service of process) of each party to the dispute, and to the secretary of the Committee. The demand for arbitration shall state each claim for which arbitration is being demanded, the relief being sought, a brief summary of the grounds for such relief, and the basis for the claim, and shall identify all other parties to the dispute.

(b)     Any party  receiving  such  notice  may,  if the proviso in
 Section 4.1 is applicable, notify the parties to the dispute within 14 days of receiving the demand for arbitration, that it intends to have the matter heard by a regulatory or judicial authority and shall thereafter have a further 60 days in which to make the necessary filing to commence proceedings at such regulatory or judicial authority. If the filing necessary to commence proceedings before such regulatory or judicial authority is not made within the foregoing 60-day period, then the party seeking to invoke jurisdiction of a regulatory authority shall be deemed to have consented to arbitration, and the dispute shall revert to arbitration.

SECTION 4.3     Selection of Arbitrator.
                -------------------------

      The Committee shall maintain a list of arbitrators that contains an odd number of names, and contains at least five names of Persons whom the Committee believes are generally qualified, by reason of their temperament and experience, to resolve disputes among the parties. Upon an arbitration demand being made by one or more parties, the Committee shall provide the list to the parties to the dispute. The party or parties demanding arbitration on the one hand, and the party or parties responding to the demand for arbitration on the other, shall each (treating all parties as aligned with either the plaintiff side or the defendant side of the dispute) take turns (with the plaintiff proceeding first) crossing names off the list until one arbitrator remains, who shall thereupon be engaged as arbitrator with respect to the dispute.

SECTION 4.4     Procedures.
                -----------

      The Committee shall compile and make available to the arbitrator and the parties standard procedures for the arbitration of disputes, which may be modified or adopted for use in a particular proceeding as the parties mutually agree or as the arbitrator deem appropriate. Upon selection of the arbitrator, arbitration shall go forward in accordance with applicable procedures.

SECTION 4.5     Intervention.
                -------------

      The arbitrator may permit any Member to intervene in the proceeding upon the filing of a timely application which demonstrates that the Member has a direct interest that will be materially affected by the decision of the arbitrator and that it will not be represented adequately by an existing party to the proceeding. Any Member seeking to intervene in a dispute shall indicate in its intervention papers whether it believes that it should be aligned with either the plaintiff side or the defendant side of the dispute. Any party to the dispute may challenge such proposed alignment. The arbitrator shall determine the actual alignment of the parties to a dispute based upon the comparability of the specific positions advanced by each party concerning the issues involved in the dispute.

SECTION 4.6     Summary Disposition and Interim Measures.
                -----------------------------------------

(a) The procedures for arbitration of a dispute shall provide a means for summary disposition of a demand for arbitration, or response to a demand for arbitration, that in the reasoned opinion of the arbitrator does not have a good faith basis either in law or fact. If the arbitrator determines that a demand for arbitration, or response to a demand for arbitration, does not have a good faith basis either in law or fact, the arbitrator shall have discretion to award the costs of the time, expenses, and other charges of the arbitrator to the prevailing party.

(b) The procedures for the arbitration of a dispute shall provide a means for summary disposition without discovery if there is no dispute as to any material fact, or with such limited discovery as the arbitrator shall determine is reasonably likely to lead to the prompt resolution of any disputed issues of material fact.

(c) The procedures for arbitration of a dispute shall permit any party to a dispute to request the arbitrator to render a written interim decision requiring that any action or decision that is the subject of a dispute not be put into effect, or imposing such other interim measures as the arbitrator deem necessary or appropriate, to preserve the rights and obligations secured by the Transco Agreements during the pendency of the arbitration proceeding. The arbitrator may grant or deny, in whole or in part, a request for such a written interim decision. Members and the Company shall be bound by any such written decision pending the outcome of the arbitration proceeding.

SECTION 4.7     Discovery of Facts.
                --------------------

(a) The arbitration procedures for the resolution of a dispute shall include adequate provision for the discovery of relevant facts, including the taking of testimony under oath, production of documents and things, and inspection of land and tangible items. The nature and extent of such discovery shall be determined as provided herein and shall take into account (i) the complexity of the dispute, (ii) the extent to which facts are disputed, and (iii) the amount of money in controversy.

(b) The arbitrator shall be responsible for establishing the timing, amount, and means of discovery, and for resolving discovery and other pre-hearing disputes. If a dispute involves contested issues of fact, promptly after the selection of the arbitrator, the arbitrator shall convene a meeting of the parties for the purpose of establishing a schedule and plan of discovery and other pre-hearing actions.

SECTION 4.8     Evidentiary Hearing.
                --------------------

      The procedures established by the arbitrator shall provide for an evidentiary hearing, with provision for the cross-examination of witnesses, unless all parties consent to the resolution of the matter on the basis of a written record. The forms and methods for taking evidence shall be as agreed by the parties, or if the parties cannot agree, as established by the arbitrator. The arbitrator may require such written or other submissions from the parties as shall be deemed appropriate, including submission of the direct testimony of witnesses in written form. The arbitrator may exclude any evidence that is irrelevant, immaterial, or unduly repetitious, and, except to the extent hereinafter otherwise provided, shall exclude any material which is covered by the attorney-client privilege, the accountant-client privilege, other evidentiary privileges, or the attorney-work product doctrine. Any party or parties may arrange for the preparation of a record of the hearing and, except to the extent otherwise provided, shall pay the costs thereof. Such party or parties shall have no obligation to provide, or to agree to the provision of, a copy of the record of the hearing to any party that does not pay a proportionate share of the cost of the record. At the request of any party, the arbitrator shall determine a fair and equitable allocation of the cost of the preparation of a record between or among the parties to the proceeding who are willing to share such costs.

SECTION 4.9     Confidentiality.
                -----------------

(a) Any information requested from another party in the course of an arbitration proceeding, and not otherwise available to the receiving party, including any such information contained in documents or other means of recording information created during the course of the proceeding, may be designated "Confidential" by the producing party to the extent that such information is of a proprietary nature. The party designating documents or other information as "Confidential" shall have 20 days from the request for such material to submit a request to the arbitrator to establish such requirements for the protection of such documents or other information designated as "Confidential" as may be reasonable and necessary to protect the confidentiality and commercial value of such information and the rights of the parties. Prior to the decision of the arbitrator on a request for confidential treatment, documents or other information designated as "Confidential" need not be produced. "Confidential" information shall not be used by the arbitrator, or anyone working for or on behalf of any of the foregoing, for any purpose other than the arbitration proceeding, and shall not be disclosed in any form to any Person not involved in the arbitration proceeding without the prior written consent of the party producing the information, or as permitted by the arbitrator or as required by law.

(b) Any Person receiving a request or demand for disclosure, whether by compulsory process, discovery request, or otherwise, of documents or information obtained in the course of an arbitration proceeding that have been designated "Confidential" and that are subject to a non-disclosure requirement under this Exhibit, or that are subject to a decision of the arbitrator, shall immediately inform the Person from which the information was obtained, and shall take all reasonable steps to afford the Person from which the information was obtained an opportunity to protect the information from disclosure. Any person disclosing information in violation of this Exhibit or requirements established by the arbitrator shall be deemed to waive any right to introduce or otherwise use such information in any judicial, regulatory, or other legal or dispute resolution proceeding, including the proceeding in which the information was obtained.

(c) Nothing in this Exhibit shall preclude any Person from using documents or information properly and previously obtained outside of an arbitration proceeding, or otherwise public, for any legitimate purpose, notwithstanding that the information was also obtained in the course of the arbitration proceeding.

SECTION 4.10    Timetable.
                ----------

      Promptly after the selection of the arbitrator, the arbitrator shall set a date for resolution of the dispute, which shall be not later than eight months (or such earlier date as may be agreed to by the parties) from the date of the selection of the arbitrator, with other dates, including the dates for an evidentiary hearing, or other final submissions of evidence, set in light of this date. The date for the evidentiary hearing, or other final submission of evidence, shall not be changed absent extraordinary circumstances. The arbitrator shall have the power to impose sanctions for dilatory tactics or undue delay in completing the arbitration proceedings.

SECTION 4.11    Decisions.

      The arbitrator shall issue either an oral decision that is transcribed or a written decision, which may, at the arbitrator's discretion, include findings of fact. The arbitration decision shall be based on (i) the evidence in the record; (ii) the terms of the relevant Transco Agreements, including any principle, standard, requirement, procedure, plan, or other right or
obligation   established   by  or   pursuant   to   those   Transco
Agreements; (iii) applicable federal and state legal standards, including the FPA and any applicable state and FERC regulations and decisions; and, (iv) relevant decisions in previous arbitration proceedings under the Transco Agreements which shall be available subject to applicable confidentiality provisions. All decisions of the arbitrator shall be maintained by the Committee and shall, subject to any applicable confidentiality provisions, be made available on request to all Members, to the Company and to federal and state regulatory authorities. The
arbitrator   shall  have  no  authority  to  revise  or  alter  any
provision of any Transco Agreement. Any arbitration decision that affects matters subject to the jurisdiction of the FERC under section 205 or section 206 of the FPA shall be filed with the FERC and any arbitration decision that affect matters subject to the jurisdiction of a state authority shall be filed with that authority.

SECTION 4.12    Costs.
                ------

      Unless the arbitrator shall decide otherwise, the costs of the time, expenses, and other charges of the arbitrator shall be borne by the parties to the dispute, with each side on an arbitrated issue bearing one-half of such costs, and each party to an arbitration proceeding shall bear its own costs and fees. The arbitrator may require all of the costs of the time, expenses, and other charges of the arbitrator, plus all or a portion of the costs of arbitration, attorneys' fees, and the costs of mediation, if any, to be paid by any party that substantially loses on an issue determined by the arbitrator to have been raised without a substantial basis.

SECTION 4.13    Enforcement.
                ------------

      The decision of the arbitrator shall be final, binding and not appealable, except to the extent reviewable by FERC (as permitted or required by law) or as provided in Chapter 788 of the Wisconsin Statutes. Any party may petition any state or federal court having jurisdiction to enter judgment upon the arbitration award.

SECTION 4.14    Regulatory Jurisdiction.
                ------------------------

      If a party fails to invoke regulatory jurisdiction of a dispute involving matters subject to FERC or state regulatory jurisdiction within 60 days in accordance with Section 4.1 of this Exhibit, the party shall be deemed to have waived its right to invoke such jurisdiction; provided, however, that this waiver only applies to the party and does not affect any right that the FERC or state regulatory authority may have to act on its own. If such party nonetheless invokes FERC or applicable state regulatory jurisdiction following the arbitration proceedings provided for herein, that party shall be responsible for all attorneys' fees incurred by other parties to the dispute and the Company, whether or not the FERC or state regulatory authority concludes that such party has waived its right to invoke FERC or state regulatory jurisdiction.

                                   ARTICLE V

                     ALTERNATE DISPUTE RESOLUTION COMMITTEE

SECTION 5.1     Membership.
                -----------

(a)   The  Committee  shall  be  composed  of  six  representatives selected by the Board of Directors of the Corporate Manager, which shall use its best efforts to select a Committee that reflects the diversity, in terms of size, type of entity, and geographic location, of the Members. No more than one representative on the Committee may be a representative of the same Member.

(b) Representatives on the Committee shall serve for terms of three years, beginning on the first day of the month following the annual meeting of the Board of Directors, and may serve additional terms, except that, of the representatives first elected to the Committee, two representatives shall serve terms of one year, and two representatives shall serve terms of two years.

SECTION 5.2     Voting Requirements.
                ---------------------

      Approval of adoption of measures by the Committee shall require two-thirds of the votes of the representatives present and voting, but in no event less than three votes. Two-thirds of the representatives on the Committee shall constitute a quorum for the conduct of the business of the Committee.

SECTION 5.3     Officers.
                ---------

      At the first meeting of the Committee following the annual meeting of the Board of Directors, the representatives on the Committee shall choose a Chair and Vice Chair from among the representatives on the Committee. The Chair and the Vice Chair shall each serve a term of three years, unless earlier terminated by a two-thirds vote of the representatives of the Committee. The Chair of the Committee shall preside at meetings of the Committee, and shall have the power to call meetings of the Committee and to exercise such other powers as are specified in this Exhibit or authorized by the Committee.

SECTION 5.4     Meetings.
                ----------

      The Committee shall meet at such times and places as determined by the Committee, or at the call of the Chair. The Chair shall call a meeting of the Committee upon the request of two or more members of the Committee.

SECTION 5.5     Responsibilities.
                -----------------

      The duties of the Committee include, but are not limited to, the following:

(a) Maintain a pool of persons qualified by temperament and experience, and with technical or legal expertise in matters likely to be the subject of disputes, to serve a mediators and arbitrators under this Exhibit;

(b) Determine the rates and other costs and charges that shall be paid to mediators and arbitrators for, or in connection with, their services;

(c)   Select mediators for disputes;

(d) Determine if mediation is not warranted in a particular dispute;

(e) Provide to the parties involved in a dispute lists of arbitrators qualified by temperament and experience, and with appropriate technical or legal expertise, to resolve particular disputes, such lists to include only neutral persons who have no official, financial, or personal interest or conflict of interest with respect to the parties or the issues involved in the dispute;

(f) Compile and make available to Members, arbitrators, and other interested parties suggested procedures for the arbitration of disputes in accordance with Section 4.4 of this Exhibit;

(g) Maintain and make available to Members, mediators, arbitrators, and other interested parties, subject to any applicable confidentiality provisions, the written decisions required by Section 4.11 of this Exhibit;

(h) Establish such procedures and schedules, in addition to those specified herein, as it shall deem appropriate to further the prompt, efficient, fair, and equitable resolution of disputes; and

(i) Provide such oversight and supervision of the dispute resolution processes and procedures instituted pursuant to this Exhibit as may be appropriate to facilitate the prompt, efficient, fair, and equitable resolution of disputes.

SECTION 5.6     American Arbitration Association.
                ----------------------------------

      Whenever the Company is a party to any dispute, any party whose interests are not aligned with the Company may demand that the Committee instruct the American Arbitration Association to provide the parties with a list of arbitrators pursuant to
Section 4.3 in lieu of the Company supplying such list. In addition, in connection with such dispute, the Committee shall not perform any of those responsibilities charged to it pursuant to Section 5.5 and the dispute shall instead be resolved in accordance with the arbitration rules of the American Arbitration Association for the resolution of commercial disputes.